Nuveen
Exchange-Traded Funds

August 31, 1998

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NCA
NCP
NCO
NQC
NVC
NUC
California

Photo of: People walking along beach.

Highlights
As of August 31, 1998


* For investors in the combined 37.4% federal and state income tax bracket. **Overall rating within the municipal bond category for the period ended August
  31, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund`s three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NQC and NCP earned 4 stars for the 3-year period and 5 stars for the five-year period ended August 31, 1998. NCO and NVC earned 4 stars for the 3-year and 5-year period ended August 31, 1998. NCA earned 5 stars, 5 stars, and 4 stars for each of the 3-, 5-, and 10 year periods ended August 31, 1998. NUC earned 5 stars for the 3-year periods and 4 stars for the 5-year period ended August 31, 1998. 10% of the funds receive five stars and 22.5% receive four stars. In an investment category, 10% of the funds receive 5 stars and 22.5% receive 4 stars. 195 funds were rated for the 3-year period, 182 for the five-year period, and 13 for the 10-year period, each ending August 31, 1998.

   Contents
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 NCA Performance Overview
 6 NCP Performance Overview
 7 NCO Performance Overview
 8 NQC Performance Overview
 9 NVC Performance Overview
10 NUC Performance Overview
11 Report of Independent Auditors
12 Portfolio of Investments
37 Statement of Net Assets
38 Statement of Operations
39 Statement of Changes in Net Assets
41 Notes to Financial Statements
45 Financial Highlights
48 Building Better Portfolios
49 Fund Information

================================================================================
Nuveen California Municipal Value Fund, Inc. (NCA)
                                   o Taxable-equivalent yield of 8.12% *
                                   o One-year total return on net asset value
                                     of 8.90%
                                   o HHHHH Five-star rating by Morningstar **

Pie Chart:
AAA/U.S. Guaranteed           70%
AA                             6%
A                              3%
BBB/NR                        21%



Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                                   o Taxable-equivalent yield of 9.15% *
                                   o One-year total return on net asset value
                                     of 8.93%.
                                   o HHHHH Five-star rating by Morningstar **
Pie Chart:
AAA/U.S. Guaranteed           46%
AA                             9%
A                             19%
BBB/NR                        26%



Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                                   o Taxable-equivalent yield of 9.19% *
                                   o One-year total return on net asset value
                                     of 9.36%
                                   o HHHH Four-star rating by Morningstar **
Pie Chart:
AAA/U.S. Guaranteed           52%
AA                             5%
A                             15%
BBB/NR                        28%



Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                                  o Taxable-equivalent yield of 9.03% *
                                  o One-year total return on net asset value
                                    of 8.66%
                                  o HHHHH Five-star rating by Morningstar **
Pie Chart:
AAA/U.S. Guaranteed          48%
AA                            5%
A                            21%
BBB/NR                       26%



Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                                  o Taxable-equivalent yield of 9.04% *
                                  o One-year total return on net asset value
                                    of 8.93%
                                  o HHHH Four-star rating by Morningstar **
Pie Chart:
AAA/U.S. Guaranteed          46%
AA                           16%
A                            27%
BBB/NR                       11%



Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                                  o Taxable-equivalent yield of 8.99% *
                                  o One-year total return on net asset value
                                    of 9.65%
                                  o HHHH Four-star rating by Morningstar **
Pie Chart:
AAA/U.S. Guaranteed          43%
AA                           11%
A                            33%
BBB/NR                       13%

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen California Exchange-Traded Funds have continued to perform well, meeting their primary objective of providing you with competitive levels of tax-free income. The strong market in fixed-income securities, bolstered by investor demand for quality investments such as these, benefited the funds and led to generally higher share prices over the past year. Competitive tax-free income, enhanced by strong share price performance, illustrates once again that municipal bonds provide an excellent investment for income-oriented investors.


THE ECONOMY IN REVIEW
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the ongoing uncertainty in more conservative investments, such as municipal bond funds. As interest rates on municipal bonds continued to trend downward, the competitive yields offered by these funds stimulated additional investor interest.

As a result, the market for exchange-traded municipal bond funds has been exceptionally strong. Exchange-traded funds continue to represent a bright spot among fixed-income investments. These funds have paid competitive current market yields in a market that places a high premium on yield. In addition, the funds have generally maintained excellent levels of call protection, resulting in relatively stable income streams. Bond calls may occur in these portfolios, however, resulting in a dividend reduction for the fund. But, the very nature of exchange-traded funds helps them retain call protection and competitive yields because, unlike mutual funds, exchange-traded funds can focus on maintaining a fully invested portfolio without the need to raise cash for redemption requirements. These qualities have generated strong demand for most of the funds, which should lead to improved share prices overall.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including the strength of the dollar, employment figures, corporate earnings reports, and further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets during the remainder of the year.


MUNICIPAL MARKET REVIEW
Over the past year, the declining interest rate environment drove yields on 30-year Treasuries to their lowest levels since the U.S. government began selling these bonds in 1977. The story in the municipal market, however, was quite different. As yields on the long Treasury bond reached historic lows, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 42 basis points - from 5.53% to 5.11% - compared with the dramatic 134-point drop in Treasury yields over the past 12 months. As of August 31, 1998, the ratio between Treasury yields and municipal yields stood at 92%, compared with the more typical range of 80-82%. For investors, this means that municipal bonds offered 92% of the yield of a Treasury bond with comparable characteristics - before taxes are taken into account.

One of the main factors in the steep decline in Treasury yields was the strong interest in these investments by both international and conservative investors. As problems in Asia continued to spread and the dollar strengthened against foreign currencies, the demand for U.S.-dollar denominated Treasury securities increased overseas. Similarly, conservative investors made a "flight to quality" in search of shelter from global concerns by moving assets into high-quality U.S. Treasury bonds. In addition, the federal budget surplus resulted in a cutback in issuance at that level, leaving fewer bonds to meet the strong demand.

In the municipal market, where foreign demand was limited by the inapplicability of tax advantages, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first six months of 1998 saw $146 billion of new municipal bond issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% from last year. The continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. This enhanced credit quality also contributed to the funds' performance, as the upgraded bonds increased in value.


NUVEEN EXPERTISE IS KEY
The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of our expertise in the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to helping the funds achieve their investment objectives.

Nuveen has assembled a group of Premier AdvisersSM that can provide years of experience and time-tested expertise in a given asset class. In addition to Nuveen Advisory Corporation, our Premier Adviser for tax-free investing, you can rely on our growing group of other advisers to provide the expertise that makes the difference in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services for growth investing. For more information about our funds managed by other Nuveen Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus or Nuveen at (800) 621-7227. Read it carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments, together with our expertise, can help you establish the foundation of a diversified portfolio designed to build and sustain long-term financial security. When seeking quality investment solutions that withstand the test of time, you can count on Nuveen. Our expertise provides the key to building a well-balanced portfolio that can help you achieve your financial goals.

Sincerely,


Timothy R. Schwertfeger
Chairman of the Board

October 15, 1998


Sidebar text: "Our expertise provides the key to building a well-balanced portfolio that can help you achieve your financial goals."

Nuveen California Municipal Fund
Portfolio Manager's Comments

Portfolio manager Bill Fitzgerald discusses the California municipal market, recent fund performance, and key investment strategies for the Nuveen California exchange-traded funds. As part of our efforts to enhance the efficient use of staff resources and portfolio manager expertise, Bill recently added portfolio management responsibilities for the California Value and California Select Quality funds to his duties as manager of Nuveen's other California exchange-traded funds. Bill has over a decade of experience as an investment professional at Nuveen.


CALIFORNIA STATE UPDATE
The California economy has continued to expand, as it diversifies away from a reliance on aerospace and defense spending into a variety of sectors, including service industries, high technology, and financial services. This diversification has broadened the state's economic base and strengthened its position by reducing the risk that a downturn in one industry will result in recession for the entire state, as happened in the early 1990s. While California's heavy use of Asian intermediaries in the manufacturing process has caused recent concern about a potential slowdown in some industries, in light of Asia's recent financial troubles, the overall picture is strong. Employment has reached levels unseen since before the recession, and the state government is in good shape fiscally, with improved cash flows and a positive balance sheet. With increasing state revenues, California is now trying to remedy some of the financial stress it placed on cities and counties during the recession when it took over local revenue and passed along expenses. The state's improving credit was recently recognized with an upgrade by one rating agency, and California bonds are already trading at prices above what their current credit rating of A+ might warrant.

In response to low interest rates, the expanding economy, and California's continued population growth, the state's municipal bond issuance during the first eight months of 1998 increased by 65% over the same period in 1997. Issuance by the land-based financing sector has been particularly strong, as real estate values in the state continue to improve and development activity accelerates in this favorable environment. Supply is expected to remain heavy over the next few years due to the continuing need for infrastructure financing, increased school spending, and new prison construction. In recent months, volatility in the equity markets, combined with the high level of California taxes, has boosted demand for municipal bonds. Demand from institutional buyers such as insurance companies and hedge funds has also increased, as these investors recognize the exceptionally attractive values currently offered by these bonds.

FUND PERFORMANCE
For the year ended August 31, 1998, the Nuveen California exchange-traded funds produced total returns on net asset value that ranged from 8.66% to 9.65%, providing taxable-equivalent returns of 12.14% to 13.43% for investors in the combined 37.4% federal and state income tax bracket. The funds' total returns compare favorably with the Lehman Brothers California Municipal Bond Index's annual return of 8.91%. Our bond buying strategy led to performance comparable to that of the index, but with less risk. In recognition of this strong risk-adjusted performance, three of the California funds were awarded five-star ratings by Morningstar, while the other three received four-star ratings.

Much of the funds' performance over the past 12 months can be tied to duration. As interest rates trended downward, funds with durations longer than the unleveraged Lehman index's 7.95 years generally tended to outperform the market. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines.

In the low interest rate environment of the past year, good call protection helped support the dividends of the California Performance Plus, California Opportunity, and California Quality Income funds (NCP, NCO, and NUC) and protect the income of these funds from erosion. These three funds have now provided shareholders with a range of 22 to 73 consecutive months of steady income. However, declining interest rates also played a role in reducing the income levels of the California Municipal Value, the California Investment Quality, and the California Select Quality funds (NCA, NQC, and NVC), as proceeds from higher-yielding bonds called or sold from these portfolios were reinvested in bonds paying today's lower interest rates. Over the past year, the change in income level earned by these portfolios necessitated dividend reductions.

Despite the adjustments in these three funds, the California funds continue to provide very competitive current market yields ranging from 5.08% to 5.75%, which are equivalent to taxable yields of 8.12% to 9.19% for investors in the combined 37.4% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates fell, active demand for high-quality, attractive-yielding funds generally increased share prices over the year. As of August 31, all of the funds covered in this report, with the exception of NCA, were trading at premiums ranging from 4.56% to 12.64% above their net asset values. NCA - which was the first Nuveen California fund brought to market in October 1987 - is the oldest fund covered in this report, and is currently undergoing the normal part of the market cycle in which bond calls are likely to occur. Over the past 12 months, 17% of the bonds in NCA's portfolio were called, resulting in some erosion of income and a subsequent decline in share price. At the same time, strong bond market performance boosted the fund's net asset value, widening the spread between the share price and the NAV. As a result, the fund is currently trading at discount of 5.47% to its NAV.

KEY STRATEGIES
Over the past year, as the escrowed (pre-refunded) and callable bonds in our portfolios approached their call dates, our strategy has been to sell these bonds and reinvest the proceeds in BBB-rated and non-rated bonds issued by assessment districts for real estate projects, both residential and commercial. These bonds, which typically offer maturities in the 20- to 30-year range, provide attractive yields compared with other sectors of the market. Our research is focused on finding quality bonds like these with strong fundamentals that take advantage of the improved real estate values within the California market, both north and south. We will also continue to invest in bonds issued by the Foothill-Eastern Transportation Corridor in Orange County, which have benefited from increased toll revenues.

OUTLOOK FOR THE FUTURE
The current market environment - influenced by declining interest rates, benign inflation, and good municipal supply - has helped to position municipal bonds as one of the most compelling values available in the market today. We expect the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' resulting awareness of the need for asset allocation rebalancing, will result in increasing demand for these bonds. Investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Looking ahead for the California funds, we will invest in bonds that have longer than 20 year maturities. Although these bonds typically are positioned at the longer end of the yield curve at a time when the curve is flat, they provide greater liquidity than intermediate-term issues, which makes them easier to trade when the need arises. In terms of credit quality, we will continue to invest in BBB-rated and non-rated securities, taking advantage of the research expertise that we have developed in California.

From a sector perspective, we plan to invest in both special assessment district bonds and those issued within the industrial development sector. We anticipate that special assessment bonds will continue to perform well in the improving California real estate environment, while the state is actively encouraging industrial development by allowing more companies to issue tax-exempt securities that offer attractive yields and a high level of liquidity. Due to the potentially negative impact of the uncertainties surrounding deregulation, we plan to avoid the public power and electric utility sector. In NCA, we plan to be proactive in replacing called bonds with longer maturities and providing further strength and stability for the fund's income stream. These areas where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the California municipal market can result in added value for investors.

Nuveen California Municipal Value Fund, Inc.
Performance Overview
As of August 31, 1998

NCA

Portfolio Statistics
==================================================
Inception Date                               10/87
--------------------------------------------------
Share Price                                9 13/16
--------------------------------------------------
Net Asset Value                             $10.38
--------------------------------------------------
Current Market Yield Per Share               5.08%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.36%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.12%
--------------------------------------------------
Fund Net Assets ($000)                    $261,912
--------------------------------------------------
Average Weighted Maturity (Years)            20.97
--------------------------------------------------
Modified Duration (Years)                     7.64
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         2.11%         8.90%
--------------------------------------------------
3-Year                         7.32%         7.19%
--------------------------------------------------
5-Year                         2.80%         5.93%
--------------------------------------------------
10-Year                        6.54%         7.65%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.32%        12.14%
--------------------------------------------------
3-Year                        10.90%        10.73%
--------------------------------------------------
5-Year                         6.40%         9.63%
--------------------------------------------------
10-Year                       10.32%        11.53%
--------------------------------------------------

Top Five Sectors (as of % of total investments)
Tax Obligation (Limited)                       36%
--------------------------------------------------
U.S. Guaranteed                                19%
--------------------------------------------------
Housing (Single family)                         9%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Transportation                                  7%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0533 per share.

1997-1998 Monthly Tax-Free Dividends Per Share(3)
Bar Chart:
September 1997                          0.048
October 1997                           0.0445
November 1997                          0.0445
December 1997                          0.0445
January 1998                           0.0445
February 1998                          0.0445
March 1998                             0.0445
April 1998                             0.0445
May 1998                               0.0445
June 1998                              0.0445
July 1998                              0.0415
August 1998                            0.0415


Share Price Performance
Mountain Chart:
Weekly Closing Price
9/5/97                                 10.188
10.125
10.125
10.188
10.125
9.75
9.813
9.688
9.625
9.688
9.688
9.625
9.688
9.688
9.625
9.688
9.625
9.813
9.813
9.938
9.875
10.125
10.125
10.25
10.125
10.438
10.563
10.688
10.063
10.375
10.313
9.75
9.875
10.25
9.75
9.813
10.188
10.375
10.063
10.125
10.063
10.375
10.313
10
9.875
9.875
9.75
9.688
9.688
8/31/98                                 9.813

Nuveen California Performance Plus Municipal Fund, Inc.
Performance Overview
As of August 31, 1998

NCP



Portfolio Statistics
==================================================

Inception Date                               11/89
--------------------------------------------------
Share Price                                     18
--------------------------------------------------
Net Asset Value                             $15.98
--------------------------------------------------
Current Market Yield Per Share               5.73%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.30%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.15%
--------------------------------------------------
Fund Net Assets ($000)                    $292,333
--------------------------------------------------
Average Weighted Maturity (Years)            20.77
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.79
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.74%         8.93%
--------------------------------------------------
3-Year                        13.80%         8.07%
--------------------------------------------------
5-Year                         7.36%         6.43%
--------------------------------------------------
Since Inception                8.97%         8.52%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        14.41%        12.99%
--------------------------------------------------
3-Year                        17.80%        12.17%
--------------------------------------------------
5-Year                        11.37%        10.52%
--------------------------------------------------
Since Inception               12.99%        12.68%
--------------------------------------------------

Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                28%
--------------------------------------------------
Tax Obligation (Limited)                       24%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0166 per share.

1997-1998 Monthly Tax-Free Dividends Per Share(3)
Bar Chart:
September 1997                          0.860
October 1997                            0.860
November 1997                           0.860
December 1997                           0.860
January 1998                            0.860
February 1998                           0.860
March 1998                              0.860
April 1998                              0.860
May 1998                                0.860
June 1998                               0.860
July 1998                               0.860
August 1998                             0.860


Share Price Performance
Mountain Chart:
Weekly Closing Price
9/5/97                                 17.313
17.375
17.438
17.438
17.625
17.625
17.438
17.313
17.125
17.375
17.438
17.25
17.375
17.625
17.438
17.625
17.563
17.563
17.813
17.625
17.563
17.563
17.625
17.625
17.5
17.688
18
17.75
17.625
17.625
17.875
18.063
18
17.75
17.625
17.625
17.625
17.688
17.875
17.938
18
17.875
17.938
17.938
17.813
17.75
17.75
17.625
17.75
18
8/31/98                                    18


Past performance is not predictive of future results.

Nuveen California Municipal Market Opportunity Fund, Inc.
Performance Overview
As of August 31, 1998

NCO

Portfolio Statistics
==================================================

Inception Date                                5/90
--------------------------------------------------
Share Price                                 17 5/8
--------------------------------------------------
Net Asset Value Per Share                   $16.48
--------------------------------------------------
Current Market Yield                         5.75%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.33%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.19%
--------------------------------------------------
Fund Net Assets ($000)                    $186,433
--------------------------------------------------
Average Weighted Maturity (Years)            21.56
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.12
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.99%         9.36%
--------------------------------------------------
3-Year                        12.30%         8.48%
--------------------------------------------------
5-Year                         6.35%         6.63%
--------------------------------------------------
Since Inception                8.72%         8.88%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        15.72%        13.25%
--------------------------------------------------
3-Year                        16.26%        12.45%
--------------------------------------------------
5-Year                        10.30%        10.65%
--------------------------------------------------
Since Inception               12.67%        12.96%
--------------------------------------------------


Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation (Limited)                       23%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0081 per share.


1997-1998 Monthly Tax-Free Dividends Per Share(3)
Bar Chart:
September 1997                          0.845
October 1997                            0.845
November 1997                           0.845
December 1997                           0.845
January 1998                            0.845
February 1998                           0.845
March 1998                              0.845
April 1998                              0.845
May 1998                                0.845
June 1998                               0.845
July 1998                               0.845
August 1998                             0.845


Share Price Performance
Mountain Chart:
Weekly Closing Price
9/5/97                                  16.75
17.063
17.063
17.188
17.5
17.5
17.188
17
17.25
17.125
17.125
17.25
17.375
17.25
17.188
17.438
17.313
17.375
17.625
17.625
17.5
17.313
17.313
17.438
17.313
17.25
17.375
17.5
17.25
17.313
17
17.188
17.125
17.375
17.25
17.438
17.375
17.313
17.75
17.625
17.875
17.75
17.875
17.875
17.625
17.375
17.5
17.563
17.563
17.688
8/31/98                                17.625


Past performance is not predictive of future results.

Nuveen California Investment Quality Municipal Fund, Inc.
Performance Overview
As of August 31, 1998

NQC

Portfolio Statistics
==================================================

Inception Date                               11/90
--------------------------------------------------
Share Price                                 16 7/8
--------------------------------------------------
Net Asset Value                             $16.03
--------------------------------------------------
Current Market Yield Per Share               5.65%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.19%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.03%
--------------------------------------------------
Fund Net Assets ($000)                    $303,108
--------------------------------------------------
Average Weighted Maturity (Years)            21.29
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.33
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.39%         8.66%
--------------------------------------------------
3-Year                        10.58%         8.06%
--------------------------------------------------
5-Year                         6.54%         6.32%
--------------------------------------------------
Since Inception                8.25%         8.65%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.06%        12.53%
--------------------------------------------------
3-Year                        14.49%        12.03%
--------------------------------------------------
5-Year                        10.53%        10.38%
--------------------------------------------------
Since Inception               12.23%        12.75%
--------------------------------------------------

Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                37%
--------------------------------------------------
Tax Obligation (Limited)                       20%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Utilities                                       6%
--------------------------------------------------
Transportation                                  6%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0047 per share.

1997-1998 Monthly Tax-Free Dividends Per Share(3)
Bar Chart:
September 1997                          0.825
October 1997                            0.825
November 1997                           0.825
December 1997                           0.825
January 1998                            0.825
February 1998                           0.825
March 1998                              0.825
April 1998                              0.825
May 1998                                0.825
June 1998                               0.825
July 1998                               0.825
August 1998                             0.795


Share Price Performance
Mountain Chart:
Weekly Closing Price
9/5/97                                     17
16.875
16.75
16.625
17.125
16.938
16.938
16.813
16.5
16.75
16.875
17
17.125
16.938
16.75
16.813
16.813
16.938
17.125
17.25
16.875
16.75
17.125
17.125
17
17.063
17.25
17.125
17.125
17.188
17.188
17.25
16.938
16.813
17
17.25
17.25
17.5
17.25
17.5
17.438
17.563
17.5
17.875
17.75
17.563
17.375
17.313
17
17.063
8/31/98                                16.875

Past performance is not predictive of future results.

Nuveen California Select Quality Municipal Fund, Inc.
Performance Overview
As of August 31, 1998

NVC

Portfolio Statistics
==================================================

Inception Date                                5/91
--------------------------------------------------
Share Price                                 16 3/4
--------------------------------------------------
Net Asset Value Per Share                   $16.02
--------------------------------------------------
Current Market Yield                         5.66%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.20%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.04%
--------------------------------------------------
Fund Net Assets ($000)                    $512,671
--------------------------------------------------
Average Weighted Maturity (Years)            21.86
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.07
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.11%         8.93%
--------------------------------------------------
3-Year                        12.31%         8.68%
--------------------------------------------------
5-Year                         6.98%         6.44%
--------------------------------------------------
Since Inception                8.43%         8.77%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.74%        12.75%
--------------------------------------------------
3-Year                        16.23%        12.61%
--------------------------------------------------
5-Year                        10.96%        10.41%
--------------------------------------------------
Since Inception               12.35%        12.73%
--------------------------------------------------

Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation (Limited)                       19%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Housing (Single family)                        10%
--------------------------------------------------
Health Care                                     8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0174 per share.

1997-1998 Monthly Tax-Free Dividends Per Share(3)
Bar Chart:
September 1997                          0.820
October 1997                            0.820
November 1997                           0.820
December 1997                           0.820
January 1998                            0.820
February 1998                           0.820
March 1998                              0.820
April 1998                              0.820
May 1998                                0.790
June 1998                               0.790
July 1998                               0.790
August 1998                             0.790


Share Price Performance
Mountain Chart:
Weekly Closing Price
9/5/97                                 16.563
16.75
16.563
16.625
16.875
16.688
16.813
16.563
16.438
16.625
16.75
16.625
16.938
16.688
16.688
16.625
16.75
16.75
16.875
16.625
16.688
16.813
16.938
17.063
16.813
16.813
16.938
16.875
16.813
17.063
16.938
17
16.875
17.063
16.563
16.438
16.625
16.688
16.75
16.563
16.375
16.625
16.813
16.438
16.438
16.625
16.675
16.938
16.813
8/31/98                                16.688

Past performance is not predictive of future results.

Nuveen California Quality Income Municipal Fund, Inc.
Performance Overview
As of August 31, 1998

NUC

Portfolio Statistics
==================================================

Inception Date                               11/91
--------------------------------------------------
Share Price                                 17 3/8
--------------------------------------------------
Net Asset Value Per Share                   $16.37
--------------------------------------------------
Current Market Yield                         5.63%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.16%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.99%
--------------------------------------------------
Fund Net Assets ($000)                    $503,000
--------------------------------------------------
Average Weighted Maturity (Years)            20.77
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.14
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.29%         9.65%
--------------------------------------------------
3-Year                        13.59%         9.42%
--------------------------------------------------
5-Year                         8.43%         7.18%
--------------------------------------------------
Since Inception                8.83%         8.87%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        16.98%        13.43%
--------------------------------------------------
3-Year                        17.54%        13.30%
--------------------------------------------------
5-Year                        12.42%        11.09%
--------------------------------------------------
Since Inception               12.70%        12.72%
--------------------------------------------------

Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                43%
--------------------------------------------------
Tax Obligation (Limited)                       21%
--------------------------------------------------
Health Care                                     7%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------
Housing (Multifamily)                           4%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

1997-1998 Monthly Tax-Free Dividends Per Share
Bar Chart:
September 1997                          0.815
October 1997                            0.815
November 1997                           0.815
December 1997                           0.815
January 1998                            0.815
February 1998                           0.815
March 1998                              0.815
April 1998                              0.815
May 1998                                0.815
June 1998                               0.815
July 1998                               0.815
August 1998                             0.815


Share Price Performance
Mountain Chart:
Weekly Closing Price
9/5/97                                  16.75
16.625
16.75
16.813
17
16.75
16.625
16.75
16.688
16.438
16.375
16.438
16.5
16.625
16.813
16.625
16.75
16.813
16.938
16.813
16.75
16.75
17.063
17.313
16.875
17.188
17.313
17.063
17.063
17.063
16.938
16.938
17
16.938
16.938
16.938
16.75
16.75
17.063
17.313
17
17.063
17.188
17.125
17
16.938
16.938
17
17.313
17.375
8/31/98                                17.375
Past performance is not predictive of future results.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

Chicago, Illinois
October 16, 1998

PORTFOLIO OF INVESTMENTS
Nuveen California Municipal Value Fund, Inc. (NCA)
AUGUST 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.1%

$   5,000,000   California Pollution Control Financing Authority, Fixed Rate Resource Recovery Revenue Bonds
                 (Waste Management, Inc.), 1991 Composite Series A, 7.150%, 2/01/11
                 (Alternative Minimum Tax)                                                   2/01 at 103       BBB+       $5,405,750


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.5%

    2,015,000   ABAG Finance Authority for Nonprofit Corporations, 1991 Certificates of Participation (United Way of
                 Santa Clara County Project), 7.200%, 7/01/11                                7/01 at 102        Aa2        2,195,544

    1,500,000   Certificates of Participation, California Statewide Community Development Authority, San Diego Space
                 and Science Foundation, Series 1996, 7.500%, 12/01/26                      12/06 at 105        N/R        1,670,610


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 5.6%

    1,000,000   City of Arcadia, California, Hospital Revenue Bonds (Methodist Hospital of Southern California),
                 Series 1992, 6.500%, 11/15/12                                              11/02 at 102          A        1,090,540

                California Health Facilities Authority, Health Facility Revenue
                Bonds (The Whittier Institute For Diabetes and Endocrinology),
                Series 1988A:
      860,000    8.000%, 12/01/00                                                           12/98 at 102        N/R          883,487
    3,615,000    8.400%, 12/01/08                                                           12/98 at 102        N/R        3,716,292

    1,095,000   Certificates of Participation, California Statewide Communities Development Authority, Huntington
                 East Valley Hospital, 5.350%, 12/01/17                                     12/07 at 102        AAA        1,119,539

    2,500,000   City of Modesto, Insured Health Facility Revenue Bonds (Memorial Hospital Association),
                 Series 1997B, 5.250%, 6/01/21                                               6/07 at 102        AAA        2,537,775

    2,425,000   City of Pasadena, Insured Health Facilities Revenue Bonds (Pacific Clinics), Series 1988A,
                 8.200%, 6/01/18                                                            No Opt. Call        N/R        2,429,535

    1,265,000   San Benito Hospital District, Insured Health Facility Revenue Bonds, Series 1991A,
                 6.750%, 12/01/21                                                           12/01 at 102         A+        1,373,347

    1,440,000   City of Stockton, California, Health Facility Revenue Bonds, Dameron Hospital Association,
                 1997 Series A, 5.300%, 12/01/08                                            12/07 at 102       BBB+        1,534,882


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.8%

    2,090,000   California Statewide Communities Development Authority, Multifamily Housing Revenue Bonds
                 (Santa Paula Village Apartments), Series 1998D, 5.430%, 5/01/28
                 (Alternative Minimum Tax)                                                   5/08 at 100        AAA        2,112,614

    2,635,000   Community Development Agency of The City of Menlo Park, Multifamily Housing Revenue Bonds
                 (FHA-Insured Mortgage Loan - The Gateway Project), Series 1987A,
                 8.250%, 12/01/08                                                       12/98 at 102 1/2         Aa        2,727,963


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

      285,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1988 Series G,
                 8.150%, 8/01/19 (Alternative Minimum Tax)                                   8/00 at 100         Aa          291,085

    3,190,000   California Housing Finance Agency Home Mortgage Revenue Bonds, 1997 Series H,
                 5.500%, 8/01/17                                                             8/07 at 102        AAA        3,320,056

    2,765,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1994 Series F-3,
                 6.100%, 8/01/15 (Alternative Minimum Tax)                                   8/05 at 102        AAA        2,938,587

    3,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1995 Series J,
                 6.000%, 8/01/17                                                             8/05 at 102        AAA        3,200,220

    1,500,000   California Housing Finance Agency, Single Family Mortgage Bonds II, 1997 Series C-2, 5.650%, 2/01/25
                 (Alternative Minimum Tax)                                               8/07 at 101 1/2        AAA        1,554,345

    2,200,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1995 Series M, 6.050%, 8/01/15
                 (Alternative Minimum Tax)                                                   2/06 at 102        AAA        2,344,474

      685,000   California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds
                 (Mortgage-Backed Securities Program), 1993 Issue A, Series 2, 7.950%, 12/01/24 (Alternative
                 Minimum Tax)                                                               No Opt. Call        Aaa          811,937

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (CONTINUED)

$   2,675,000   California Rural Home Mortgage, Finance Authority, Single Family Mortgage Revenue Bonds
                 (Mortgage-Backed Securities Program), 1997 Series D, 6.700%, 5/01/29
                 (Alternative Minimum Tax)                                                  No Opt. Call        AAA      $ 3,060,200

    2,330,000   California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds
                 (Mortgage-Backed Securities Program), 1998 Series A, 5.750%, 12/01/29
                 (Alternative Minimum Tax)                                                  No Opt. Call        AAA        2,569,524

       95,000   The City of Los Angeles, Single Family Home Mortgage Revenue Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), 1991 Issue A, 6.875%, 6/01/25
                 (Alternative Minimum Tax)                                                  12/01 at 102        AAA          100,363

    1,965,000   Southern California Home Financing Authority, Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), 1988 Issue A, 8.125%, 2/01/21
                 (Alternative Minimum Tax)                                                  No Opt. Call        AAA        2,152,048


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 3.1%

    2,720,000   Revenue Refunding Certificates of Participation (American Baptist Homes of the West Facilities Project),
                 Series 1997A, 5.750%, 10/01/17                                             10/07 at 102        BBB        2,809,243

    5,000,000   California Statewide Communities Development Authority, Series A, Certificates of Participation,
                 Pacific Homes, 6.000%, 4/01/17                                              4/03 at 102         A+        5,344,750


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.6%

    1,885,000   State of California, Various Purpose General Obligations Bonds,
                 7.000%, 8/01/08                                                            No Opt. Call         A+        2,294,856

                City of Industry, California, General Obligation Bonds, Issue of 1995:
    1,160,000    5.800%, 7/01/19                                                         7/05 at 101 3/4        AAA        1,244,657
    1,235,000    5.875%, 7/01/24                                                         7/05 at 102 3/8        AAA        1,336,085

    2,000,000   Lucia Mar Unified School District, San Luis Obispo County, California, Election of 1997 General
                 Obligation Bonds, Series A, 5.400%, 8/01/22                                 8/07 at 102        AAA        2,079,400

    2,325,000   Temecula Valley Unified School District, County of Riverside, California, 1990 General
                 Obligation Bonds, Series F, 6.000%, 9/01/20                                 9/06 at 102        AAA        2,560,778


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 35.0%

    2,895,000   Certificates of Participation (1991 Financing Project), County of Alameda, California, Alameda County
                 Public Facilities Corporation, 6.000%, 9/01/21                              9/06 at 102        AAA        3,180,418

    9,000,000   State Public Works Board of the State of California Lease Revenue Bonds (Department of Corrections),
                 1996 Series A (California Substance Abuse Treatment Facility and State Prison at Corcoran
                 (Corcoran II)), 5.250%, 1/01/21                                             1/06 at 100        AAA        9,149,850

    4,000,000   Chino Unified School District, Certificates of Participation (1995 Master Lease Program),
                 6.000%, 9/01/20                                                             9/05 at 102        AAA        4,404,040

      600,000   Colton (California), Public Financing Authority, Tax Allocation Revenue Bonds, Series 1998A
                 (Redevelopment Agency of the City of Colton Redevelopment Projects),
                 5.000%, 8/01/27                                                             8/08 at 102        AAA          594,534

    2,800,000   Community Development Commission of the City of Commerce, Redevelopment Project No. 1,
                 Subordinate Lien Tax Allocation, Refunding Bonds Series 1997B,
                 6.000%, 8/01/21                                                             8/07 at 102        N/R        2,868,572

                Redevelopment Agency of the City of Durarte, California,
                Huntington Drive Phase II Redevelopment Project Area, 1988 Tax
                Allocation Bonds:
    1,170,000    7.900%, 10/01/02                                                       10/98 at 101 1/2        N/R        1,190,849
    3,745,000    8.000%, 10/01/10                                                       10/98 at 101 1/2        N/R        3,811,062

    2,000,000   Redevelopment Agency of the City of Duarte, Amended Davis Addition Project Area, 1997 Tax
                 Allocation Refunding Bonds, 6.700%, 9/01/14                                 9/07 at 102        N/R        2,150,780

      930,000   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series B (In-Town, Manchester-Prairie
                 and North Inglewood Industrial Park Redevelopment Project),
                 7.000%, 5/01/22                                                             5/02 at 102        BBB        1,012,445

      920,000   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series C (In-Town, Manchester and
                 North Inglewood Industrial Park Redevelopment Projects-Housing Set-Aside Loans),
                 7.000%, 5/01/22                                                             5/02 at 102         A-          999,608

    2,000,000   Los Angeles Convention and Exhibition Center Authority, Lease Revenue Bonds, 1993 Refunding
                 Series A, The City of Los Angeles (California), 5.125%, 8/15/21             8/03 at 102        AAA        1,999,940

    1,000,000   Los Angeles County Metropolitan Transportation Authority (California), Proposition C Sales Tax
                 Revenue Bonds, Second Senior Bonds, Series 1995-A, 5.500%, 7/01/17          7/05 at 102        AAA        1,048,740

    1,000,000   Los Angeles County Metropolitan Transportation Authority (California), Sales Tax Revenue Refunding
                 Bonds, Proposition A-2nd Tier, Series 1996, 5.750%, 7/01/18                 7/06 at 101        AAA        1,069,930

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

$   3,500,000   Los Angeles County Metropolitan Transportation Authority (California), Proposition C Sales Tax
                 Revenue Refunding Bonds,Second Senior Bonds, Series 1998-A,
                 5.000%, 7/01/23                                                             7/08 at 101        AAA       $3,470,250

    2,100,000   Los Angeles County Public Works Financing Authority, Revenue Bonds, Series 1997A (Los Angeles
                 County Regional Park and Open Space District), 5.100%, 3/01/11              3/07 at 101        AAA        2,198,322

    4,735,000   City of Milpitas, Limited Obligation Improvement Bonds,Local Improvement District No. 20, 1998
                 Series A (Santa Clara County, California), 5.650%, 9/02/13                  9/98 at 103        N/R        4,835,571

    3,300,000   Orange County Development Agency, Santa Ana Heights Project Area, 1993 Tax Allocation Revenue
                 Bonds (California), 6.125%, 9/01/23                                         9/03 at 102        BBB        3,498,033

                County of Orange, California, Limited Obligation Improvement Bonds, 1998 Series A, Irvine Coast
                Assessment District No. 88-1:
    1,435,000    5.350%, 9/02/11                                                         3/99 at 102 1/2        N/R        1,439,764
    1,515,000    5.375%, 9/02/12                                                         3/99 at 102 1/2        N/R        1,520,030

    5,000,000   Palm Desert Financing Authority, Tax Allocation Refunding Revenue Bonds (Project Area No. 1, As
                 Amended), Series 1997, 5.625%, 4/01/23                                      4/02 at 100        AAA        5,324,000

    1,750,000   County of Riverside Asset Leasing Corporation, Leasehold Revenue Bonds, 1997 Series B (County of
                 Riverside Hospital Project), 5.700%, 6/01/16                                6/12 at 101        AAA        1,930,163

    1,000,000   Riverside County Public Financing Authority, 1997 Lease Revenue Bonds (State of California Court of
                 Appeals Fourth Appellate District, Division Two Project), 5.375%, 10/01/22 10/07 at 102        AAA        1,039,770

    1,500,000   Sacramento Area Flood Control Agency (California), North Area Local Project, Capital Assessment
                 District No. 2 Bonds, Series 1995, 5.375%, 10/01/25                        10/05 at 102        AAA        1,551,105

                Salida Area Public Facilities Financing Agency (Stanislaus County, California), Community Facilities
                District No. 1988-1, Special Tax Bonds, Series 1997:
    2,380,000    5.250%, 9/01/18                                                             9/07 at 102        AAA        2,434,930
    5,000,000    5.250%, 9/01/28                                                             9/07 at 102        AAA        5,115,400

    1,440,000   San Dimas Housing Authority, Mobile Home Park Revenue Bonds (Charter Oak Mobile Home Estates
                 Acquisition Project), Series 1998A, 5.700%, 7/01/28                         7/08 at 102        N/R        1,419,552

    4,000,000   San Francisco Bay Area Rapid Transit District (California), Sales Tax Revenue Bonds, Series 1998,
                 5.000%, 7/01/28                                                             7/08 at 101        AAA        3,966,000

    8,000,000   Redevelopment Agency of the City of San Jose, Merged Area Redevelopment Project, Tax
                 Allocation Bonds, Series 1993, 5.000%, 8/01/20                              2/04 at 102        AAA        7,910,400

    1,000,000   Community Development Commission of the City of Santa Fe Springs, California (Los Angeles
                 County), Consolidated Redevelopment Project, Tax Allocation Refunding Bonds,
                 1998 Series A, 5.000%, 9/01/22                                              9/07 at 102        AAA          991,720

    1,700,000   Shafter Joint Powers Financing Authority, Lease Revenue Bonds 1997 Series A (Community
                 Correctional Facility Acquisition Project), 5.950%, 1/01/11                 1/07 at 101       BBB+        1,853,595

                City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community Facilities District No. 90-2
                (Brookside Estates):
    1,000,000    5.850%, 8/01/09                                                             8/05 at 102        N/R        1,044,260
    1,000,000    6.200%, 8/01/15                                                             8/05 at 102        N/R        1,048,400

    2,570,000   Vista Joint Powers Financing Authority, Special Tax Leases Revenue Refunding Bonds, 1997 Series A,
                 5.875%, 9/01/20                                                             9/05 at 102        N/R        2,627,645

    1,000,000   Vista Joint Power Financing Authority, Special Tax Lease Revenue Refunding Bonds, 1997 Series B,
                 5.500%, 9/01/20                                                             9/05 at 102        N/R        1,000,100

    1,725,000   City of Visalia, California, Refunding Certificates of Participation (Multiple Projects), Visalia Public
                 Finance Authority, Series 1996B, 5.375%, 12/01/19                          12/06 at 102        AAA        1,785,341


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.7%

    2,245,000   Los Angeles County Metropolitan Transportation Authority (California), General Revenue Refunding
                 Bonds (Union Station Gateway Project), Series 1996-A, 5.250%, 7/01/13       7/06 at 101        AAA        2,353,389

    3,000,000   Port of Oakland, California, Revenue Bonds, 1997 Series G, 5.375%, 11/01/25
                 (Alternative Minimum Tax)                                                  11/07 at 102        AAA        3,078,360

    5,490,000   Airports Commission, City and County of San Francisco, California, San Francisco, International
                 Airport, Second Series Revenue Bonds, Issue 10, 5.625%, 5/01/21
                 (Alternative Minimum Tax)                                                   5/06 at 102        AAA        5,756,540

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (CONTINUED)

$   5,925,000   Airports Commission, City and County of San Francisco, California, San Francisco International
                 Airport, Second Series Revenue Bonds, Issue 11 (Noise Insulation Program), 6.200%, 5/01/19
                 (Alternative Minimum Tax)                                                   5/05 at 101        AAA       $6,469,863


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.7%

    1,000,000   California Health Facilities Financing Authority, Health Facility Revenue Bonds (Health Dimensions,
                 Incorporated), 1990 Series A, 7.375%, 5/01/07 (Pre-refunded to 5/01/00)     5/00 at 102        Aaa        1,080,450

    1,500,000   California Health Facilities Financing Authority, Revenue Bonds (St. Joseph Health System),
                 Series 1991 A, 7.000%, 7/01/10 (Pre-refunded to 7/01/01)                    7/01 at 102     AA-***        1,659,570

                Trust Certificates, Trustees of The California State University to the California State
                University Institute:
    1,405,000    7.000%, 6/01/07 (Pre-refunded to 12/01/00)                             12/00 at 101 7/8        AAA        1,533,824
    1,725,000    7.200%, 6/01/10 (Pre-refunded to 12/01/00)                             12/00 at 101 7/8        AAA        1,890,238

    2,750,000   Campbell Union School District, Santa Clara County, California, 1994 General Obligation Bonds,
                 Series A, 6.250%, 8/01/19 (Pre-refunded to 8/01/04)                         8/04 at 102        AAA        3,137,668

    2,065,000   County of Contra Costa, California, 1988 Home Mortgage Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), 8.250%, 6/01/21 (Alternative Minimum Tax)No Opt. Call     AAA        2,899,714

    1,470,000   El Paso de Robles Redevelopment Agency, (Paso Robles Redevelopment Project), 1991 Tax Allocation
                 Bonds, (Bank Qualified), 7.250%, 7/01/21 (Pre-refunded to 7/01/00)          7/00 at 102     BBB***        1,594,965

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles, California, Central Business
                 District Redevelopment Project, Tax Allocation Refunding Bonds, Series G,
                 6.750%, 7/01/10                                                             7/00 at 100     BBB***        2,595,325

    8,515,000   Los Angeles Convention and Exhibition Center Authority, California, Certificates of Participation,
                 Series 1985, 9.000%, 12/01/20 (Pre-refunded to 12/01/05)                   12/05 at 100        AAA       11,205,229

    1,100,000   Department of Water and Power of the City of Los Angeles (California), Electric Plant Revenue
                 Bonds, Issue of 1990, 7.125%, 5/15/30 (Pre-refunded to 5/15/00)             5/00 at 102     Aa3***        1,180,113

    4,000,000   Modesto Irrigation District Financing Authority, Domestic Water Project Revenue Bonds,
                 Series 1995C, 5.750%, 9/01/22 (Pre-refunded to 9/01/05)                     9/05 at 102        AAA        4,504,000

    8,565,000   City of Palmdale, California, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1988A, 0.000%, 3/01/17                         No Opt. Call        AAA        3,385,916

   20,415,000   County of San Bernardino, California, Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities), 1988 Series A, 0.000%, 9/01/21
                 (Alternative Minimum Tax)                                                  No Opt. Call        Aaa        6,406,431

    5,050,000   The Regents of the University of California, Refunding Revenue Bonds (Multiple Purpose Projects),
                 Series A, 6.875%, 9/01/16 (Pre-refunded to 9/01/02)                         9/02 at 102     AA-***        5,721,246


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.4%


    1,750,000   Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds,
                 1998 Refunding Series A, 5.200%, 7/01/32                                    7/08 at 101        AAA        1,773,817


    1,600,000   Southern California Public Power Authority, Mead-Phoenix Project Revenue Bonds,
                 1994 Series A, 4.750%, 7/01/16                                              7/05 at 102        AAA        1,566,911


    3,000,000   Southern California Public Power Authority, Transmission Project Revenue Bonds,
                 1993 Subordinate Refunding Series (Southern Transmission Project),
                 5.000%, 7/01/22                                                             7/03 at 100        AAA        2,964,810


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.3%


    2,015,000   Azusa Public Financing Authority Water System (System Acquisition Project),
                 5.000%, 7/01/23                                                             7/03 at 102        AAA        1,990,860


    5,000,000   Castaic Lake Water Agency (California), Refunding Revenue Certificates of Participation
                 (Water System Improvement Projects), Series 1994A, 6.300%, 8/01/20          8/04 at 102        AAA        5,576,950


    2,000,000   Contra Costa Water Authority (Contra Costa County, California), Water Treatment Revenue
                 Refunding Bonds, 1993 Series A, 5.750%, 10/01/20                           10/02 at 102        AAA        2,108,280


    7,750,000   Sacramento County Sanitation Districts Financing Authority, 1993 Revenue Bonds,
                 4.750%, 12/01/23                                                           12/03 at 102         AA        7,425,042

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (CONTINUED)

$   2,500,000   Public Facilities Financing Authority of the City of San Diego (California), Sewer Revenue
                 Bonds, Series 1997A, 5.250%, 5/15/22                                        5/07 at 101        AAA       $2,556,324

    1,925,000   San Jacinto Financing Authority, Revenue Bonds, Series 1997 (Water Improvement
                 Project), 5.500%, 10/01/18                                                  4/07 at 102        AAA        2,029,990
------------------------------------------------------------------------------------------------------------------------------------

$ 259,425,000   Total Investments - (cost $231,725,707) - 97.3%                                                          254,741,430
=============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.6%

$   1,500,000   Orange County, Irvine Coast Assessment District #88-1, Variable Rate Demand Bonds,
                 3.150%, 9/02/18+                                                                            VMIG-1        1,500,000
=============
                Other Assets Less Liabilities - 2.1%                                                                       5,670,424
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $261,911,854
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
AUGUST 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 0.9%

$   1,500,000   California Educational Facilities Authority Revenue Bonds (University of San Francisco),
                 Series 1996, 6.000%, 10/01/26                                              10/06 at 102        Aaa       $1,653,090

    1,000,000   State Public Works Board of the State of California, Lease Revenue Bonds
                 (Various California State University Project), 1997 Series C,
                 5.400%, 10/01/22                                                           10/07 at 102          A        1,031,530


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 4.1%

    2,000,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds,
                 1989 Series A, 7.000%, 10/01/08                                            10/99 at 102          A        2,108,040

    2,780,000   California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding
                 Bonds (Valley Memorial Hospital), 1993 Series A, 6.000%, 5/01/17            5/03 at 102         A+        2,964,147

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
    2,500,000    5.250%, 2/01/13                                                             2/03 at 102       Baa1        2,542,075
    4,720,000    5.000%, 2/01/23                                                             2/03 at 100       Baa1        4,474,513


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.2%

    3,915,000   The City of Los Angeles Multifamily Housing Revenue Bonds (GNMA Collateralized-Ridgecroft
                 Apartments Project), Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)9/07 at 102        AAA        4,154,011

    2,315,000   Community Development Commission of the County of Los Angeles, Mortgage Revenue
                 Refunding Bonds, Series 1993, FHA-Insured Mortgage Loan - Los Tomas Apartments,
                 Section 8 Assisted Project, 6.500%, 7/15/23                                 5/03 at 100        Aaa        2,419,569


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.0%

    3,690,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1990 Series A,
                 7.700%, 8/01/30 (Alternative Minimum Tax)                                   2/00 at 102         Aa        3,847,305

    2,630,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1995 Series A,
                 7.125%, 2/01/26 (Alternative Minimum Tax)                                   2/05 at 102         Aa        2,852,261

    2,500,000   County of San Bernardino (California), Single Family Home Mortgage Revenue Bonds
                 (Mortgage-Backed Securities Program), 1997 Series A,
                 6.200%, 5/01/21 (Alternative Minimum Tax)                                   5/07 at 103        AAA        2,677,950

    2,285,000   Southern California Home Financing Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), 1990 Issue A,
                 7.625%, 10/01/23 (Alternative Minimum Tax)                                 10/00 at 102        AAA        2,400,187


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 1.4%

    4,120,000   California Health Facilities Financing Authority, California Mortgage Loan Insurance Health Facility
                 Revenue Bonds (Casa De Las Campanas), 1998 Series A, 5.250%, 8/01/20        8/08 at 100         A+        4,146,739


------------------------------------------------------------------------------------------------------------------------------------
                OTHER REVENUE - 1.2%

    3,500,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile Home Park Project),
                 Series 1998A, 5.700%, 3/01/28                                               3/08 at 102        N/R        3,520,545


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.0%

    6,000,000   State of California, Various Purpose General Obligation Bond,
                 5.750%, 3/01/14                                                             3/05 at 101         A1        6,430,260

    1,165,000   State of California, Veterans General Obligation Bonds, Series BL, 5.300%, 12/01/12
                 (Alternative Minimum Tax)                                                  12/08 at 101         A1        1,184,665

    2,800,000   State of California, Various Purpose General Obligation Refunding Bonds,
                 5.125%, 10/01/27                                                           10/07 at 101         A1        2,799,860

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (CONTINUED)

$   5,500,000   Hawthorne School District (Los Angeles County, California), General Obligation Bonds,
                 1997 Election, 1997 Series A, 5.500%, 5/01/22                              11/08 at 102        Aaa       $5,822,685

    1,000,000   Pomona Unified School District, General Obligation Refunding Bonds,
                 Series 1997-A, 6.150%, 8/01/15                                              8/11 at 103        Aaa        1,165,780


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.2%

    2,000,000   Alameda Public Financing Authority, 1997 Revenue Bonds (Marina Village Assessment
                 District Bond Refinancing), 6.375%, 9/02/14                                 9/98 at 102        N/R        2,059,720

    1,000,000   Apple Valley, Certificates of Participation, Town Center Project,
                 6.375%, 9/01/15                                                             9/05 at 102          A        1,101,710

    1,850,000   City of Coalinga, California, Certificates of Participation (1989 Coalinga Return to Custody
                 Facility), 7.000%, 4/10/10                                                  4/00 at 102       BBB+        1,941,076

    2,000,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project, Tax Allocation Refunding Bonds,
                 Series 1994A, 6.700%, 9/01/24                                               9/03 at 102        BBB        2,169,380

    3,000,000   Folsom Public Financing Authority (Sacramento County, California), 1990 Local Agency Revenue Bonds,
                 Series A, 7.250%, 10/01/10                                                 10/00 at 102       BBB+        3,202,890

    3,000,000   Fontana Public Financing Authority (San Bernardino County, California), Tax Allocation Revenue
                 Bonds (North Fontana Redevelopment Project), 1990 Series A, 7.250%, 9/01/20 9/00 at 102        BBB        3,182,790

    2,500,000   Fruitvale School District, Certificates of Participation (1990 Improvement Project),
                 7.875%, 6/01/04                                                             6/00 at 102        Baa        2,705,600

    1,700,000   Lancaster Housing Authority, Lease Revenue Bonds (Brierwood Mobilehome Park Project),
                 Issue of 1994, 7.200%, 4/01/24                                              4/99 at 102       BBB+        1,747,107

    5,000,000   Los Angeles County Metropolitan Transportation Authority (California), Proposition A,
                 Sales Tax Revenue Refunding Bonds, Series 1993-A, 5.000%, 7/01/21           7/03 at 100        Aaa        4,942,650

                Certificates of Participation (Western Nevada County Solid Waste
                Management System - 1991 Project), County of Nevada, California:
    2,445,000    7.250%, 6/01/08                                                             6/01 at 102         BB        2,599,231
    2,500,000    7.500%, 6/01/21                                                             6/01 at 102         BB        2,665,775

    8,800,000   County of Orange, California, 1996 Recovery Certificates of Participation, Series A,
                 6.000%, 7/01/26                                                             7/06 at 102        Aaa        9,679,384

    3,050,000   Pleasanton Joint Powers Financing Authority, Reassessment Revenue Bonds, 1993 Series A,
                 6.000%, 9/02/05                                                             9/03 at 102       Baa3        3,294,305

    1,000,000   Redevelopment Agency of the City of Pomona, Holt Avenue/Indian Hill Redevelopment Project,
                 1997 Tax Allocation Refunding Bonds, Series S, 5.750%, 6/01/16              6/02 at 102        N/R        1,007,430

    2,215,000   Rancho Cucamonga Redevelopment Agency (San Bernardino County, California),
                 Rancho Redevelopment Project, 1990 Tax Allocation Bonds, 7.125%, 9/01/19    9/99 at 102        Aaa        2,330,180

   11,905,000   Redevelopment Agency of the City of San Jose (California), Merged Area
                 Redevelopment Project, Tax Allocation Bonds, Series 1998, 5.250%, 8/01/29   8/08 at 102          A       11,993,692

    6,470,000   City of San Leandro, California, San Leandro Public Financing Authority, Certificates of
                 Participation (1993 Seismic Retrofit Financing Project), 5.950%, 6/01/23    6/03 at 102          A        6,816,016

    1,000,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1998A Community Facilities District No. 1
                 (Weston Ranch), 5.800%, 9/01/14                                             9/06 at 102        N/R        1,027,870

    1,395,000   Redevelopment Agency of the City of Suisun City, Suisun City Redevelopment Project, 1993 Tax
                 Allocation Refunding Bonds (County of Solano, California),
                 5.900%, 10/01/23                                                           10/03 at 102        Aaa        1,491,548

    1,750,000   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A (Community Correctional
                 Facility Acquisition Project), 5.950%, 1/01/11                              1/07 at 101       BBB+        1,908,113


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.2%

    3,000,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Series 1995A,
                 6.000%, 1/01/34                                                             1/05 at 102        Baa        3,203,220

    1,320,000   County of Orange, California, Airport Revenue Refunding Bonds, Series 1997, 5.625%,
                 7/01/12 (Alternative Minimum Tax)                                           7/07 at 102        Aaa        1,425,547

    8,000,000   Port of Oakland, California, Revenue Bonds, 1990 Series D,
                 8.000%, 11/01/00                                                           No Opt. Call        Aaa        8,714,880

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (CONTINUED)

$   4,630,000   County of Sacramento, Airport System PFC and Subordinated Revenue Bonds, Series 1996D,
                 6.000%, 7/01/16                                                             7/06 at 102        Aaa       $5,099,112

    5,000,000   Airports Commission, City and County of San Francisco, California, San Francisco International
                 Airport, Second Series Revenue Bonds, Issue 11 (Noise Insulation Program), 6.250%
                 5/01/26 (Alternative Minimum Tax)                                           5/05 at 101        Aaa        5,470,950


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 28.1%

    2,000,000   California Educational Facilities Authority, Revenue Bonds (St. Mary's College
                 of California Project), Series 1990 7.500%, 10/01/20
                 (Pre-refunded to 10/01/00)                                                 10/00 at 102        Aaa        2,194,800

    5,500,000   California Health Facilities Financing Authority, Health Facility Revenue Bonds
                 (Pomona Valley Hospital Medical Center), 1989 Series A, 9.750%,
                 1/01/19 (Pre-refunded to 1/01/00)                                           1/00 at 102     N/R***        6,041,805

    6,500,000   California Health Facilities Financing Authority, Insured Hospital Revenue Bonds
                 (Children's Hospital-San Diego), Series 1990, 7.000%, 7/01/13
                 (Pre-refunded to 7/01/00)                                                   7/00 at 102        Aaa        7,019,090

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds (Health Dimensions, Incorporated), 1990
                Series A:
    4,175,000    7.250%, 5/01/03 (Pre-refunded to 5/01/00)                                   5/00 at 102        Aaa        4,502,863
    5,000,000    7.500%, 5/01/15 (Pre-refunded to 5/01/00)                                   5/00 at 102        Aaa        5,411,850

    4,800,000   California Health Facilities Financing Authority, Health Facility Revenue Bonds (Sisters
                 of Providence), Series 1990, 7.500%, 10/01/10 (Pre-refunded to 10/01/00)   10/00 at 102     N/R***        5,254,272

    3,000,000   California Statewide Communities Development Authority (Triad Healthcare), Revenue
                 Refunding Series 1992, Certificates of Participation, 6.250%, 8/01/06      No Opt. Call      A+***        3,339,780

                Trust Certificates, Trustees of The California State University to The California State
                University Institute:
    1,500,000    7.100%, 6/01/08 (Pre-refunded to 12/01/00)                             12/00 at 101 7/8        Aaa        1,640,610
    1,610,000    7.150%, 6/01/09 (Pre-refunded to 12/01/00)                             12/00 at 101 7/8        Aaa        1,762,580

    6,080,000   City of Anaheim, California, Certificates of Participation, Anaheim Memorial Hospital
                 Association, 7.125%, 5/15/13 (Pre-refunded to 5/15/00)                      5/00 at 102        Aaa        6,555,456

    4,000,000   Contra Costa Water District (Contra Costa County, California), Water Revenue Bonds,
                 Series C, 6.750%, 10/01/20 (Pre-refunded to 10/01/00)                      10/00 at 102     N/R***        4,324,000

    4,000,000   County of Contra Costa, California, 1988 Home Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), 8.250%, 6/01/21
                 (Alternative Minimum Tax)                                                  No Opt. Call        Aaa        5,616,880

    3,000,000   Hospital Revenue Certificates of Participation (Desert Hospital Corporation Project), Series 1990,
                 8.100%, 7/01/20 (Pre-refunded to 7/01/00)                                   7/00 at 102        AAA        3,297,660

   10,000,000   East Bay Municipal Utility District (Alameda and Contra Costa Countries, California),
                 Water System Subordinated Revenue Bonds, Series 1990, 7.500%, 6/01/18
                 (Pre-refunded to 6/01/00)                                                   6/00 at 102        Aaa       10,856,800

                Fresno Unified School District, Fresno County, California,
                Certificates of Participation for Measure A Capital Projects,
                Series of 1992B for Project Phase IX:
    1,700,000    6.600%, 5/01/08 (Pre-refunded to 5/01/00)                                   5/00 at 102      A2***        1,814,920
    1,765,000    6.700%, 5/01/09 (Pre-refunded to 5/01/00)                                   5/00 at 102      A2***        1,887,138

    2,000,000   LaQuinta Redevelopment Agency, LaQuinta Redevelopment Project, Tax Allocation Refunding
                 Bonds, Series 1990, 8.400%, 9/01/12 (Pre-refunded to 9/01/00)               9/00 at 102        Aaa        2,223,580

    2,285,000   Rancho Cucamonga Redevelopment Agency (San Bernardino County, California), Rancho
                 Redevelopment Project, 1990 Tax Allocation Bonds, 7.123%, 9/01/19
                 (Pre-refunded to 9/01/99)                                                   9/99 at 102        Aaa        2,413,646

    2,650,000   San Diego County Water Authority, Water Revenue Certificates of Participation, Series 1991A,
                 6.375%, 5/01/06 (Pre-refunded to 5/01/01)                                   5/01 at 102     AA-***        2,880,232

    2,500,000   Sierra View Local Hospital District, Insured Health Facility Revenue Bonds, Series 1992,
                 6.400%, 3/01/22 (Pre-refunded to 3/01/02)                                   3/02 at 102      A+***        2,757,150

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.5%

$  10,250,000   California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                 (CanFibre of Riverside Project), Tax-Exempt Series 1997A, 9.000%, 7/01/19
                 (Alternative Minimum Tax)                                                   7/07 at 102        N/R      $10,720,578

   12,600,000   City of Chula Vista, Industrial Development Revenue Bonds (San Diego Gas and Electric
                 Company), 1992 Series A, 6.400%, 12/01/27 (Alternative Minimum Tax)        12/02 at 102        Aaa       13,803,804

    4,545,000   Department of Water and Power of The City of Los Angeles (California), Electric Plant
                 Revenue Bonds, Second Issue of 1993, 5.000%, 10/15/33                      10/03 at 102        Aa3        4,474,461

    4,500,000   Stanislaus County Waste-to-Energy Financing Agency, Solid Waste Facility Refunding Revenue
                 Certificates (Ogden Martin System of Stanislaus, Inc. Project),
                 Series 1990, 7.625%, 1/01/10                                                1/00 at 102        Aaa        4,754,744


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.9%

    3,000,000   Department of Water and Power of The City of Los Angeles, Water Works Refunding Revenue
                 Bonds, Second Issue of 1993, 4.500%, 5/15/13                                5/03 at 102         Aa        2,907,180

    4,270,000   Department of Water and Power of The City of Los Angeles, Water Works Refunding
                 Revenue Bonds, Second Issue of 1993, 4.500%, 5/15/18                        5/03 at 102         Aa        3,991,382

    5,000,000   The City of Los Angeles Wastewater System Revenue Bonds, Refunding
                 Series 1991-C, 7.100%, 6/01/18                                              6/99 at 102         A1        5,214,050

    1,500,000   City of Norco Refunding Certificates of Participation, Series 1998 (Sewer System and Water
                 System Improvement Project), 5.125%, 10/01/28                              10/08 at 102        Aaa        1,501,274

    5,000,000   Revenue Certificates of Participation, Series 1993A, Orange County Water District,
                 5.000%, 8/15/18                                                             8/03 at 100         Aa        4,910,100

    4,585,000   City of Santa Maria, California, Water and Wastewater Revenue Subordinate Certificates
                 of Participation, Series 1997A,0.000%, 8/01/27                              8/12 at 101        Aaa        3,572,127

    1,000,000   City of Stockton, Revenue Certificates of Participation, 1998 Series A (Wastewater System
                 Project), 5.200%, 9/01/29                                                   9/08 at 102        Aaa        1,016,529
------------------------------------------------------------------------------------------------------------------------------------

$ 272,765,000   Total Investments - (cost $264,389,543) - 98.7%                                                          288,636,729
=============
                Other Assets Less Liabilities - 1.3%                                                                       3,696,505
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $292,333,234
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
AUGUST 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.1%

$   1,000,000   California Educational Facilities Authority Revenue Bonds (University of San Francisco),
                 Series 1996, 6.000%, 10/01/26                                              10/06 at 102        Aaa       $1,102,060

    1,000,000   State Public Works Board of the State of California, Lease Revenue Bonds
                 (Various California State University Project), 1997 Series C,
                 5.400%, 10/01/22                                                           10/07 at 102          A        1,031,530


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 13.3%

    6,250,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds,
                 1989 Series A, 7.000%, 10/01/18                                            10/99 at 102          A        6,562,563

    2,000,000   California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds
                 (Valley Memorial Hospital), 1993 Series A, 6.000%, 5/01/17                  5/03 at 102         A+        2,132,480

    6,800,000   Central Joint Powers Health Financing Authority, Certificates of Participation, Series 1993
                 (Community Hospitals of Central California), 5.000%, 2/01/23                2/03 at 100       Baa1        6,446,332

                City of Loma Linda California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
    5,970,000    5.750%, 12/01/03                                                           No Opt. Call        BBB        6,395,661
    3,000,000    6.500%, 12/01/18                                                           12/03 at 102        BBB        3,243,570


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.2%

    4,000,000   California Statewide Communities Development Authority, Apartment Development
                 Revenue Refunding (Irvine Apartment Communities LP), Series 98-A4,
                 5.250%, 5/15/25 (Mandatory put 5/15/13)                                     7/08 at 101        BBB        4,068,560


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

    1,110,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1988 Series C,
                 8.300%, 8/01/19 (Alternative Minimum Tax)                                   8/00 at 100         Aa        1,133,798


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.6%

    1,000,000   California State Various Purpose General Obligation Bonds, Series 1998,
                 5.000%, 2/01/21                                                             2/08 at 101         A1          989,980

    3,000,000   State of California, Veterans General Obligation Bonds, Series BL,
                 5.300%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 101         A1        3,050,640

    1,225,000   Fresno Unified School District (Fresno County, California), 1998 General Obligation Refunding
                 Bonds, Series A, 6.550%, 8/01/20                                            2/13 at 103        Aaa        1,469,731

    1,000,000   Pomona Unified School District, General Obligation Refunding Bonds,
                 Series 1997-A, 6.150%, 8/01/15                                              8/11 at 103        Aaa        1,165,780


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.6%

    5,000,000   Fontana Public Financing Authority (San Bernardino County, California), Tax Allocation Revenue
                 Bonds (North Fontana Redevelopment Project), 1990 Series A,
                 7.250%, 9/01/20                                                             9/00 at 102        BBB        5,304,650

    1,750,000   Inglewood Redevelopment Agency (City of Inglewood, Los Angeles County, California),
                 Century Redevelopment Project, 1993 Tax Allocation Bonds, Series A,
                 5.900%, 7/01/03                                                            No Opt. Call        BBB        1,799,368

    2,100,000   Inland Empire Solid Waste Financing Authority Revenue Bonds, 1996 Series B
                 (Landfill Improvement Financing Project), 6.250%, 8/01/11
                 (Alternative Minimum Tax)                                                  No Opt. Call        Aaa        2,391,585

    1,500,000   Lancaster Housing Authority, Lease Revenue Bonds(Brierwood Mobile Home Park Project),
                 Issue of 1994, 7.200%, 4/01/24                                              4/99 at 102       BBB+        1,541,565

    1,000,000   Los Angeles County Metro Transport Authority, Sales Tax Revenue Refunding Bonds, Proposition C,
                 Senior Subordinate, Series A, 5.000%, 7/01/23                               7/08 at 101        Aaa          991,500

    2,000,000   Certificates of Participation, County of Mendocino to the Mendocino County Public
                 Facilities Corporation, 6.000%, 8/15/23                                     8/03 at 102          A        2,122,860

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

$   1,000,000   Menifee Union School District (Riverside County, California), Certificates of Participation
                 (1996 School Project), 6.125%, 9/01/24                                      9/06 at 102        Aaa       $1,109,680

                Certificates of Participation Western Nevada County, Solid Waste
                Management System, 1991 Project, County of Nevada, California:
    2,500,000    7.250%, 6/01/08                                                             6/01 at 102         BB        2,657,700
    2,000,000    7.500%, 6/01/21                                                             6/01 at 102         BB        2,132,620

    1,000,000   City of Ontario, Community Facilities District No. 5 (Freeway Interchange Project), Special
                 Tax Bonds, Series 1997, 6.375%, 9/01/17                                     9/06 at 102        N/R        1,055,520

   10,900,000   Ontario Redevelopment Financing Authority (San Bernardino County, California), 1995 Revenue
                 Refunding Bonds (Ontario Redevelopment Project No. 1), 7.400%, 8/01/25     No Opt. Call        Aaa       14,959,814

    4,700,000   San Bernardino County, California, Certificates of Participation, Series 1995
                 (Medical Center Financing Project), 5.500%, 8/01/22                         8/05 at 102        Aaa        4,910,184

    1,080,000   Redevelopment Agency of the City of Suisun City, Suisun City Redevelopment Project,
                 1993 Tax Allocation Refunding Bonds (County of Solano, California),
                 5.900%, 10/01/23                                                           10/03 at 102        Aaa        1,154,747


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.8%

    1,000,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Series 1995A,
                 6.000%, 1/01/34                                                             1/05 at 102        Baa        1,067,740

    4,000,000   Harbor Department of the City of Los Angeles, Revenue Bonds, Issue of 1995, Series B,
                 6.625%, 8/01/19 (Alternative Minimum Tax)                                   8/02 at 102         AA        4,394,160

    5,000,000   County of Sacramento, California, Airport System Revenue Bonds, Series 1996,
                 5.900%, 7/01/24 (Alternative Minimum Tax)                                   7/06 at 102        Aaa        5,384,050


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.6%

    1,900,000   California Health Facilities Financing Authority, Insured Hospital Revenue Bonds (Children's
                 Hospital of San Francisco), 1990 Series A, 7.500%, 10/01/20
                 (Pre-refunded to 10/01/00)                                                 10/00 at 102        Aaa        2,084,262

    5,000,000   California Health Facilities Financing Authority, Health Facility Revenue Bonds
                 (Health Dimensions, Incorporated), 1990 Series A, 7.500%, 5/01/15
                 (Pre-refunded to 5/01/00)                                                   5/00 at 102        Aaa        5,411,850

    6,500,000   California State Department of Water Resources, Central Valley Project, Water System
                 Revenue Bonds, Series G, 7.125%, 12/01/24 (Pre-refunded to 6/01/99)     6/99 at 101 1/2        Aaa        6,776,510

    3,000,000   California Statewide Communities Development Authority (Triad Healthcare), Revenue Refunding
                 Series 1992, Certificates of Participation, 6.250%, 8/01/06                No Opt. Call      A+***        3,339,780

    5,000,000   Certificates of Participation (Water System Improvement Projects), Series 1990,
                 Castaic Lake Water Agency, California, 7.125%, 8/01/16
                 (Pre-refunded to 8/01/00)                                                   8/00 at 102        Aaa        5,425,100

    3,300,000   Contra Costa Water Authority (Contra Costa County, California), Water Treatment Revenue Bonds,
                 1990 Series A, 6.875%, 10/01/20 (Pre-refunded to 10/01/00)                 10/00 at 102     N/R***        3,575,484

    5,000,000   Hospital Revenue Certificates of Participation (Desert Hospital Corporation Project), Series 1990,
                 8.100%, 7/01/20 (Pre-refunded to 7/01/00)                                   7/00 at 102        AAA        5,496,100

    5,000,000   The City of Los Angeles (California), Los Angeles Convention and Exhibition Center
                 Certificates of Participation, 1990 Series, 7.000%, 8/15/21
                 (Pre-refunded to 8/15/00)                                                   8/00 at 102        Aaa        5,420,150

    4,000,000   Certificates of Participation (1990 Project A), Orange County Water District,
                 7.000%, 8/15/15 (Pre-refunded to 8/15/00)                                   8/00 at 102        Aaa        4,336,120

                Pomona Public Financing Authority, California, 1990 Lease Purchase Revenue Bonds, Series J:
    4,035,000    7.700%, 10/01/07 (Pre-refunded to 10/01/00)                                10/00 at 102      A-***        4,438,944
    2,000,000    7.875%, 10/01/15 (Pre-refunded to 10/01/00)                                10/00 at 102      A-***        2,207,180

    4,000,000   City of Pomona, California, Single Family Mortgage Revenue Refunding Bonds (GNMA and FHLMC
                 Mortgage-Backed Securities), Series 1990B, 7.500%, 8/01/23                 No Opt. Call        Aaa        5,279,280

    2,000,000   Sierra View Local Hospital District, Insured Health Facility Revenue Bonds, Series 1992,
                 6.400%, 3/01/22 (Pre-refunded to 3/01/02)                                   3/02 at 102      A+***        2,205,720

    4,620,000   Vista Joint Powers Financing Authority, 1993 Series B, Lease Revenue Bonds (Hacienda Drive
                 and Buena Vista Creek), 6.100%, 9/01/20 (Pre-refunded to 9/01/00)           9/00 at 101     N/R***        4,886,296

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.5%

$   6,750,000   California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                 (CanFibre of Riverside Project), Tax-Exempt, Series 1997A,
                 9.000%, 7/01/19 (Alternative Minimum Tax)                                   7/07 at 102        N/R       $7,059,892

    8,000,000   City of Chula Vista, Industrial Development Revenue Bonds (San Diego Gas and Electric Company),
                 1992 Series A, 6.400%, 12/01/27 (Alternative Minimum Tax)                  12/02 at 102        Aaa        8,764,320


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.5%

    4,000,000   Department of Water and Power of the City of Los Angeles, California, Water Works Revenue Bonds,
                 Issue of 1989, 7.200%, 2/15/19                                              2/99 at 102         Aa        4,146,120

    4,000,000   The City of Los Angeles, California, Waste Water System Revenue Bonds, Series 1993-D,
                 4.700%, 11/01/19                                                           11/03 at 102        Aaa        3,841,600

   10,000,000   City of Santa Maria, California, Water and Waste Water Revenue Subordinate,
                 Certificates of Participation, Series 1997A, 0.000%, 8/01/27                8/12 at 101        Aaa        7,790,900
------------------------------------------------------------------------------------------------------------------------------------

$ 171,990,000   Total Investments - (cost $165,417,699) - 98.8%                                                          184,256,036
=============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.3%

$     500,000   California Health Facilities Authority, Variable Rate Revenue Bonds (St. Joseph              VMIG-1          500,000
=============    Health System), Series 1991B, Variable Rate Demand Bonds, 3.150%, 7/01/09+

                Other Assets Less Liabilities - 0.9%                                                                       1,676,586
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $186,432,622
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
AUGUST 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.0%

$   5,500,000   California Pollution Control Financing Authority, Fixed Rate Resource Recovery Revenue Bonds
                 (Waste Management, Inc.), 1991 Composite Series A, 7.150%, 2/01/11
                 (Alternative Minimum Tax)                                                   2/01 at 103       Baa1      $ 5,946,325


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.6%

    1,790,000   California Educational Facilities Authority, Revenue Bonds (Chapman College), Series 1991,
                 7.300%, 1/01/02                                                             1/01 at 102       Baa2        1,950,491

    1,500,000   California Educational Facilities Authority Revenue Bonds (University of San Francisco), Series 1996,
                 6.000%, 10/01/26                                                           10/06 at 102        Aaa        1,653,090

    4,000,000   State Public Works Board of The State of California, Lease Revenue Refunding Bonds (California
                 Community Colleges), 1996 Series B (Various Community Colleges Projects),
                 5.625%, 3/01/19                                                             3/06 at 102        Aaa        4,238,440

    6,000,000   State Public Works Board of the State of California, Lease Revenue Bonds (Various California State
                 University Project), 1997 Series C, 5.400%, 10/01/22                       10/07 at 102          A        6,189,180


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 11.5%

   10,000,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds, 1990 Series A,
                 7.000%, 12/01/10                                                           12/00 at 102          A       10,801,900

    1,475,000   California Health Facilities Financing Authority, Kaiser Permanente Refunding Revenue Bonds, 1991
                 Series A, 6.250%, 3/01/21                                                   3/01 at 102          A        1,560,167

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospitals of Central
                California):
    3,250,000    5.250%, 2/01/13                                                             2/03 at 102       Baa1        3,304,698
    7,260,000    5.500%, 2/01/15                                                             2/03 at 102       Baa1        7,318,153

    5,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda University Medical
                 Center Project), Series 1993-A, 6.500%, 12/01/18                           12/03 at 102        BBB        5,405,950

    1,805,000   Sierra View Local Health Care District, Refunding Revenue Bonds, Series 1998,
                 5.100%, 7/01/12                                                             7/08 at 101          A        1,821,931

    1,000,000   City of Stockton, California, Health Facility Revenue Bonds, Dameron Hospital Association, 1997
                 Series A, 5.700%, 12/01/14                                                 12/07 at 102       BBB+        1,022,840

    3,365,000   West Side Hospital District (Kern County, California), Insured Revenue Bonds, Series 1991A,
                 7.500%, 2/01/23                                                             2/01 at 102         A+        3,657,620


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.6%

    5,250,000   California Statewide Communities Development Authority, Apartment Development Revenue
                 Refunding (Irvine Apartment Communities LP), 98-A4, 5.250%, 5/15/25         7/08 at 101        BBB        5,339,985

    2,430,000   City of Stanton Multifamily Housing Revenue Bonds (Continental Gardens Apartments),
                 Series 1997, 5.625%, 8/01/29 (Alternative Minimum Tax)                      8/07 at 102        AAA        2,585,933


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.8%

    1,475,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1988 Series C,
                 8.300%, 8/01/19 (Alternative Minimum Tax)                                   8/00 at 100         Aa        1,506,624

    1,710,000   Southern California Home Financing Authority, Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Mortgage-Backed Securities Program), 1991 Issue A,
                 7.350%, 9/01/24 (Alternative Minimum Tax)                                   3/01 at 102        AAA        1,805,828

    1,945,000   Southern California Home Financing Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), 1989 Issue A, 7.625%, 10/01/22
                 (Alternative Minimum Tax)                                                   4/99 at 102        AAA        2,019,338


------------------------------------------------------------------------------------------------------------------------------------
                OTHER REVENUE - 0.5%

    1,500,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile Home Park Project),
                 Series 1998A, 5.700%, 3/01/28                                               3/08 at 102        N/R        1,508,805

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.7%

$   3,300,000   State of California, Various Purpose General Obligation Refunding Bonds,
                 5.125%, 10/01/27                                                           10/07 at 101         A1      $ 3,299,835

    2,395,000   Fontana Unified School District, San Bernardino County, California, 1997 General Obligation
                 Refunding Bonds, Series A, 0.000%, 5/01/17                                  5/09 at 102        Aaa        2,372,224

    2,000,000   Pomona Unified School District, General Obligation Refunding Bonds,
                 Series 1997-A, 6.500%, 8/01/19                                              8/11 at 103        Aaa        2,362,260


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.1%

    7,000,000   Certificates of Participation (1990 Adelanto Return to Custody Facility), City of Adelanto, California,
                 7.100%, 4/01/10                                                             4/00 at 102       BBB+        7,350,700

    2,195,000   Bell Community Redevelopment Agency, Bell Redevelopment Project Area, 1994 Tax Allocation
                 Refunding Bonds, 6.300%, 11/01/13                                          11/03 at 102        Aaa        2,454,866

    5,500,000   Refunding Certification of Participation, 1998 Series A, Kern County Board of Education,
                 5.200%, 5/01/28                                                             5/08 at 102        Aaa        5,588,660

    2,350,000   Lancaster Housing Authority, Lease Revenue Bonds (Brierwood Mobilehome Park Project),
                 Issue of 1994, 7.100%, 4/01/14                                              4/99 at 102       BBB+        2,414,484

    1,000,000   Los Angeles County Metro Transportation Authority, Refunding Bonds, Proposition C, Senior
                 Subordinate Series A, 5.000%, 7/01/23                                       7/08 at 101        Aaa          991,500

    1,685,000   City of Ontario, Community Facilities District No. 5 (Freeway Interchange Project), Special Tax Bonds,
                 Series 1997, 6.375%, 9/01/17                                                9/06 at 102        N/R        1,778,551

   3,600,000    Ontario Redevelopment Financing Authority (San Bernardino County, California), 1995 Revenue
                 Refunding Bonds (Ontario Redevelopment Project No. 1), 7.400%, 8/01/25     No Opt. Call        Aaa        4,940,856

   10,075,000   County of Orange, California, 1996 Recovery Certificates of Participation,
                 Series A, 6.000%, 7/01/26                                                   7/06 at 102        Aaa       11,081,795

    1,780,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds (Project Area No. 4), Series 1998,
                 4.750%, 10/01/13                                                           10/07 at 102        Aaa        1,788,313

    2,000,000   Redding Joint Powers Financing Authority Solid Waste and Corporate Yard, Lease Revenue Bonds,
                 Series 1993A, 5.500%, 1/01/13                                               1/04 at 102          A        2,055,060

    1,500,000   City of Richmond, Limited Obligation Refunding Improvement Bonds, Reassessment District No. 855
                 (Atlas Road West and Interchange), 6.600%, 9/02/19                          9/98 at 103        N/R        1,551,885

    9,000,000   Redevelopment Agency of the City of San Jose, Merged Area Redevelopment Project,
                 Tax Allocation Bonds, Series 1993, 4.750%, 8/01/24                          2/04 at 102        Aaa        8,624,340

    8,000,000   Redevelopment Agency of the City of San Jose (California), Merged Area Redevelopment Project,
                 Tax Allocation Bonds, Series 1998, 5.250%, 8/01/29                          8/08 at 102          A        8,059,600

    2,000,000   Redevelopment Agency of the City of San Leandro, Plaza 1 and Plaza 2 Redevelopment Projects,
                 1993 Tax Allocation Bonds, Series A, 6.125%, 6/01/23                        6/03 at 102         A-        2,122,480


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.9%

    1,000,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds,
                 Series 1995A, 6.000%, 1/01/34                                               1/05 at 102        Baa        1,067,740

   12,000,000   Airports Commission, City and County of San Francisco, California, San Francisco International Airport,
                 Second Series Revenue Bonds, Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)                                                   5/05 at 101        Aaa       13,130,280

    3,520,000   Airports Commission City and County of San Francisco, California, San Francisco International Airport,
                 Second Revenue Bonds, Issue 12A, 5.625%, 5/01/11 (Alternative Minimum Tax)  5/06 at 101        Aaa        3,779,037


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 36.4%

   12,830,000   California State Various Purpose General Obligation Bonds, Series 1995, 5.750%, 3/03/13
                 (Pre-refunded to 3/01/05)                                                   3/05 at 101      A+***       14,261,571

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds (Health Dimensions, Incorporated), 1990
                Series A:
    2,300,000    7.500%, 5/01/15 (Pre-refunded to 5/01/00)                                   5/00 at 102        Aaa        2,489,451
    4,395,000    7.000%, 5/01/20 (Pre-refunded to 5/01/00)                                   5/00 at 102        Aaa        4,723,263

    8,075,000   California Health Facilities Financing Authority, Hospital Revenue Refunding Bonds
                 (Cedars-Sinai Medical Center), Series 1990, 7.000%, 11/01/15
                 (Pre-refunded to 11/01/00)                                                 11/00 at 102     N/R***        8,793,917

    3,000,000   California Statewide Communities Development Authority (Triad Healthcare), Revenue Refunding
                 Series 1992, Certificates of Participation, 6.250%, 8/01/06                No Opt. Call      A+***        3,339,780

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (CONTINUED)

$   3,500,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department of Corrections),
                 1994 Series A (California State of Prison-Monterey County (Soledad II)), 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)                                                 11/04 at 102        Aaa      $ 4,128,180

    5,885,000   Calaveras County Water District (California), Certificates of Participation (1991 Ebbetts Pass Water
                 System Improvements Project), 6.900%, 5/01/16 (Pre-refunded to 5/01/01)     5/01 at 102        Aaa        6,478,855

    5,500,000   Certificates of Participation (Open Space Acquisition Project), City of Cupertino, California, Cupertino
                 Public Facilities Corporation, 7.125%, 4/01/16 (Pre-refunded to 4/01/01)    4/01 at 102     N/R***        6,058,415

    4,500,000   Hospital Revenue Certificates of Participation (Desert Hospital Corporation Project), Series 1990,
                 8.000%, 7/01/10 (Pre-refunded to 7/01/00)                                   7/00 at 102        AAA        4,938,570

    8,650,000   Fontana Public Financing Authority (San Bernardino County, California), Subordinate
                 Lien Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1991 Series A, 7.750%, 12/01/20 (Pre-refunded to 12/01/01)                 12/01 to 102     N/R***        9,859,184

    2,750,000   Certificates of Participation, Fresno Unified School District, Fresno County, California,
                 Series of 1991A  For Project Phase VI, 7.200%, 5/01/11
                 (Pre-refunded to 5/01/01)                                                   5/01 at 102      A2***        3,042,490

    1,050,000   Certificates of Participation, Fresno Unified School District, Fresno County, California,
                 Series of 1992B for Project Phase IX, 6.600%, 5/01/07
                 (Pre-refunded to 5/01/00)                                                   5/00 at 102      A2***        1,120,980

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles, California, Central
                 Business District Redevelopment Project, Tax Allocation Refunding Bonds,
                 Series 1987-G, 6.750%, 7/01/10                                              7/10 at 100     BBB***        2,595,325

    3,500,000   The City of Los Angeles, California, Wastewater System Revenue Bonds, Series 1991-A,
                 7.100%, 2/01/21 (Pre-refunded to 2/01/99)                                   2/99 at 102        Aaa        3,623,445

    5,500,000   Los Angeles County Metropolitan Transportation Authority (California), Proposition A Sales Tax
                 Revenue Refunding Bonds, Series 1993-A, 6.750%, 7/01/20
                 (Pre-refunded to 7/01/01)                                                   7/01 at 102        Aaa        6,059,405

    8,000,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds, 1990 Series A, 8.000%, 12/01/11
                 (Pre-refunded to 12/01/00)                                                 12/00 at 102        Aaa        8,906,800

    8,000,000   Redevelopment Agency of the City of Pittsburg, California, Los Medanos Community Development
                 Project, Tax Allocation Bonds, Series 1991, 7.150%, 8/01/21
                 (Pre-refunded to 8/01/01)                                                   8/01 at 103        Aaa        8,990,640

    6,505,000   Certificates of Participation (City of Poway 1991 Capital Improvement Project Poway Royal
                 Mobilehome Park), Poway Redevelopment Agency, 7.200%, 1/01/24
                 (Pre-refunded to 1/01/01)                                                   1/01 at 102        Aaa        7,140,343

    3,500,000   West Contra Costa Hospital District, Insured Health Facility Refunding Revenue Bonds,
                 Series 1994, 6.500%, 11/01/17 (Pre-refunded to 11/01/04)                   11/04 at 102     N/R***        4,035,885


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.0%

      750,000   Anaheim Public Financing Authority Revenue Bonds, Series 1998, City of Anaheim Electric
                 Distribution Facilities, 5.000%, 10/01/23                                  10/08 at 101        AAA          743,610

    7,945,000   City of Chula Vista, Industrial Development Revenue Bonds (San Diego Gas and Electric Company),
                 1992 Series A, 6.400%, 12/01/27 (Alternative Minimum Tax)                  12/02 at 102        Aaa        8,704,065

    7,990,000   Department of Water and Power of the City of Los Angeles, Electric Plant Revenue Bonds,
                 Issue of 1991, 7.100%, 1/15/31                                              1/01 at 102        Aa3        8,732,191


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.5%

    4,075,000   State of California Department of Water Resources, Central Valley Project Water System
                 Revenue Bonds, Series Q, 5.375%, 12/01/27                              12/06 at 101 1/2        Aaa        4,221,700

    5,500,000   Revenue Certificates of Participation, Series 1993A, Orange County Water District,
                 5.000%, 8/15/18                                                             8/03 at 100         Aa        5,401,110

    4,025,000   City of Stockton, Revenue Certificates of Participation, 1998 Series A (Wastewater System Project),
                 5.200%, 9/01/29                                                             9/08 at 102        Aaa        4,091,533
------------------------------------------------------------------------------------------------------------------------------------

$ 278,380,000   Total Investments - (cost $272,200,791) - 98.6%                                                          298,932,472
=============
                Other Assets Less Liabilities - 1.4%                                                                       4,175,046
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $303,107,518
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            AUGUST 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9%

$   9,150,000   California Pollution Control Financing Authority, Sewage and Solid Waste Disposal Facilities
                 Revenue Bonds (Anheuser-Busch Project), Series 1996, 5.750%, 12/01/30
                 (Alternative Minimum Tax)                                                  12/06 at 101         A1       $9,635,133


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.1%

    5,000,000   California Educational Facilities Authority Revenue Bonds (Chapman University), Series 1996,
                 5.125%, 10/01/26                                                           10/06 at 102        AAA        4,985,000

    6,000,000   The Regents of the University of California Refunding Revenue Bonds (1989 Multiple Purpose Projects),
                 Series C, 5.000%, 9/01/23                                                   9/03 at 102        Aaa        5,928,300


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 8.2%

    3,000,000   California Health Facilities Financing Authority, Insured Health Facility Refunding Revenue Bonds
                 (Catholic Healthcare West), 1994 Series A, 4.750%, 7/01/19                  7/04 at 102        Aaa        2,890,260

    5,000,000   California Health Facilities Financing Authority, Insured Health Facility Revenue Bonds
                 (The H.E.L.P. Group), 1991 Series A, 7.000%, 8/01/21                        8/01 at 102          A        5,453,750

    7,485,000   California Health Facilities Financing Authority, Kaiser Permanente Refunding Revenue Bonds,
                 1991 Series A, 6.500%, 3/01/11                                              3/01 at 102          A        8,010,597

    1,775,000   California Statewide Communities Development Authority, Certificates of Participation,
                 St. Joseph Health System Obligated Group, 5.500%, 7/01/23                   7/03 at 102         AA        1,825,197

    6,500,000   City of Loma Linda, California Hospital Revenue Refunding Bonds (Loma Linda University
                 Medical Center Project), Series 1989-B, 7.000%, 12/01/15                   12/99 at 102        Aaa        6,863,610

    9,350,000   City of Loma Linda, California, Hospital Revenue Refunding Bonds (Loma Linda University
                 Medical Center Project), Series 1993-C, 5.375%, 12/01/22                   12/03 at 102        Aaa        9,563,087

    6,000,000   County of Madera, California, Certificates of Participation (Valley Children's Hospital Project),
                 Series 1995, 5.750%, 3/15/28                                                3/05 at 102        Aaa        6,397,500

    1,050,000   City of Stockton, California, Health Facility Revenue Bonds, Dameron Hospital Association,
                 1997 Series A, 5.450%, 12/01/10                                            12/07 at 102       BBB+        1,117,169


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.6%

    4,250,000   California Statewide Communities Development Authority Apartment Development,
                 Revenue Refunding (Irvine Apartment Communities LP), 98-A4,
                 5.250%, 5/15/25                                                             7/08 at 101        BBB        4,322,845

    3,455,000   California Housing Finance Agency Housing Revenue Bonds (Insured), 1991 Series A,
                 7.200%, 2/01/26 (Alternative Minimum Tax)                                   8/01 at 102        Aaa        3,687,418


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.8%

    6,230,000   California Housing Finance Agency Single Family Mortgage Bonds, 1995 Issue A-2,
                 6.350%, 8/01/15 (Alternative Minimum Tax)                                   5/05 at 102        Aaa        6,674,822

                California Housing Finance Agency Single Family Mortgage Bonds, 1995 Issue B:
    1,890,000    6.250%, 2/01/14 (Alternative Minimum Tax)                                  10/05 at 102        Aaa        1,990,586
    8,470,000    6.250%, 2/01/18 (Alternative Minimum Tax)                                  10/05 at 102        Aaa        9,068,914
      400,000    6.300%, 8/01/24 (Alternative Minimum Tax)                                  10/05 at 102        Aaa          428,224

    3,625,000   California Housing Finance Agency Home Mortgage Revenue Bonds, 1989 Series F,
                 7.250%, 8/01/17                                                             2/00 at 102         Aa        3,782,289

    2,820,000   California Housing Finance Agency Home Mortgage Revenue Bonds, 1991 Series G,
                 7.050%, 8/01/27 (Alternative Minimum Tax)                                   8/01 at 102        Aa2        2,986,634

    5,990,000   California Housing Finance Agency Home Mortgage Revenue Bonds, 1995 Series M,
                 6.150%, 8/01/27 (Alternative Minimum Tax)                                   2/06 at 102        Aaa        6,381,626

   5,920, 000   California Housing Finance Agency Home Mortgage Revenue Bonds, 1996 Series H,
                 6.250%, 8/01/27 (Alternative Minimum Tax)                                   8/06 at 102         Aa        6,344,405

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (CONTINUED)

$   2,955,000   California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds
                 (Mortgage-Backed Securities Program), 1995 Series B, 7.750%, 9/01/26
                 (Alternative Minimum Tax)                                                  No Opt. Call        AAA       $3,469,318

    5,655,000   Puerto Rico Housing Bank and Finance Agency, Affordable Housing Mortgage Subsidy Program,
                 Single Family Mortgage Revenue Bonds, Portfolio I (AMT), 6.250%, 4/01/29
                 (Alternative Minimum Tax)                                                   4/05 at 102        Aaa        6,013,301

    2,835,000   Southern California Home Financing Authority Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Mortgage-Backed Securities Program), 1991 Issue B, 6.900%, 10/01/24
                 (Alternative Minimum Tax)                                                  10/01 at 102        AAA        2,993,108


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 1.2%

    3,000,000   California Statewide Communities Development Authority, Series A, Certificates of Participation,
                 Pacific Homes, 6.000%, 4/01/17                                              4/03 at 102         A+        3,206,850

    2,800,000   The City of Los Angeles, Insured Certificates of Participation, Ararat Home of Los Angeles,
                 7.250%, 6/01/21                                                             6/01 at 102         A+        3,052,840


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.0%

   11,405,000   State of California Various Purpose General Obligation Bonds, 6.400%, 2/01/20
                 (Alternative Minimum Tax)                                                   2/00 at 100         A1       11,654,770

    8,665,000   State of California, Veterans General Obligation Bonds, Series BH, 5.600%, 12/01/32
                 (Alternative Minimum Tax)                                                  12/03 at 102         A1        8,924,084

      150,000   State of California, Various Purpose General Obligation Bonds,
                 5.750%, 3/01/23                                                             3/04 at 102         A1          158,355


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.3%

   10,000,000   California State Public Works Board Lease Revenue Refunding Bonds, 1998B,
                 Department of Corrections, 5.000%, 9/01/21                                  9/08 at 101        Aaa        9,919,000

    9,725,000   Avalon Community Improvement Agency Community Improvement Project Area Tax Allocation
                 Bonds, Series 1991 A, 7.250%, 8/01/21                                       8/01 at 102         A-       10,769,757

    2,215,000   Brea Public Financing Authority (Orange County, California), 1991 Tax Allocation Revenue
                 Bonds, Series A (Redevelopment Project AB), 6.750%, 8/01/22                 8/01 at 102        Aaa        2,422,745

    6,000,000   Cerritos Public Financing Authority (Cerritos, California), 1993 Revenue Bonds,
                 Series A (Tax Exempt) (Los Cerritos Redevelopment Project Loan),
                 6.050%, 11/01/20                                                           11/03 at 102         A-        6,365,820

      285,000   ABAG Finance Corporation (California), Series A Certificates of Participation, Cities of Concord,
                 Saratoga, Santa Cruz, and South Gate, 7.625%, 6/01/11                      12/98 at 100         A-          287,827

    5,000,000   Culver City Redevelopment Financing Authority, 1993 Tax Allocation Refunding Revenue
                 Bonds, 5.000%, 11/01/23                                                    11/03 at 102        Aaa        4,939,700

                City of Inglewood, California, Certificates of Participation (1991 Civic Center Improvement Project):
    5,515,000    7.000%, 8/01/11                                                             8/01 at 102       BBB-        5,947,486
    5,000,000    7.000%, 8/01/19                                                             8/01 at 102       BBB-        5,386,450
    3,000,000    6.500%, 8/01/21                                                             8/01 at 102       BBB-        3,180,510

    3,510,000   Long Beach Bond Finance Authority, Lease Revenue and Refunding Bonds, Civic Center Project,
                 Series A, 5.000%, 10/01/27                                                 10/07 at 102        Aaa        3,477,954

    4,255,000   Los Angeles Unified School District, Certificates of Participation (Capital Facilities Project, 1991A),
                 7.000%, 5/01/99                                                            No Opt. Call          A        4,352,822

    7,500,000   Los Angeles County Metropolitan Transport Authority, Sales Tax Revenue Refunding Bonds,
                 Proposition C Senior Subordinate, Series A, 5.000%, 7/01/23                 7/08 at 101        Aaa        7,436,250

    3,605,000   Oakland State Building Authority, Lease Revenue Bonds (Elihu M. Harris State Office Building),
                 1998 Series A, 5.000%, 4/01/23                                              4/08 at 101        Aaa        3,574,610

    1,390,000   City of Palm Springs Financing Authority Revenue (Tax Allocation), Bonds, 1991 Series B
                 (Agency Loans), 6.800%, 8/01/11                                             8/01 at 102         A-        1,491,915

    2,205,000   Pleasanton Joint Powers Financing Authority Reassessment Revenue Bonds, 1993 Series A,
                 6.150%, 9/02/12                                                             9/03 at 102       Baa3        2,377,431

    2,550,000   Riverside Public Financing Authority (Riverside County, California), 1991 Revenue Bonds,
                 Series A (Multiple Project Loans), 8.000%, 2/01/18                          2/01 at 102        N/R        2,721,131

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

$   1,250,000   CSAC Lease Financing Program Certificates of Participation (San Benito County
                 California - Jail and Juvenile Hall Facilities Project), 7.400%, 8/01/11    8/00 at 100       Baa1       $1,288,663

    5,235,000   City and County of San Francisco, Redevelopment Financing Authority, 1993 Series C Tax
                 Allocation Revenue Bonds (San Francisco Redevelopment Projects),
                 5.125%, 8/01/18                                                             8/03 at 103          A        5,215,369

    6,925,000   Santa Monica Community College District, Refunding Certificates of Participation 1991
                 Series A, 7.150%, 6/01/08                                                   6/01 at 102          A        7,542,018

    5,000,000   West Hollywood Certificates of Participation Refunding, 5.000%, 2/01/25      2/08 at 102        Aaa        4,938,400


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.4%

    3,275,000   California Statewide Communities Development Authority, Special Facilities Lease Revenue
                 Bonds, 1997 Series A, 5.700%, 10/01/33 (Alternative Minimum Tax)           10/07 at 102       Baa3        3,379,407

    2,000,000   California Statewide Communities Development Authority, Special Facilities Lease Revenue
                 Bonds, 1997 Series A (United Air Lines, Inc. - San Francisco International Airport Projects),
                 5.625%, 10/01/34 (Alternative Minimum Tax)                                 10/07 at 102       Baa3        2,052,160

    7,500,000   Harbor Department of the City of Los Angeles Revenue Bonds, Issue
                 of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)                          8/06 at 101        Aaa        8,259,375

    3,450,000   Airport Commission, City and County of San Francisco, California, San Francisco International
                 Airport, Second Series Revenue Bonds, Issue 5, 6.500%, 5/01/24
                (Alternative Minimum Tax)                                                    5/04 at 102        Aaa        3,820,392


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.2%

    1,875,000   California State Various Purpose General Obligation Bonds, Full Faith and Credit,
                 5.750%, 3/01/23 (Pre-refunded to 3/01/04)                                   3/04 at 102      A+***        2,079,000

   10,500,000   California Health Facilities Financing Authority, Health Facility Revenue Bonds (Pomona
                 Valley Hospital Medical Center), 1989 Series A, 7.000%, 1/01/18
                 (Pre-refunded to 1/01/00)                                               1/00 at 101 1/2     N/R***       11,118,030

    3,000,000   California Pollution Control Financing Authority, Solid Waste Revenue Bonds (North County
                 Recycling Center), 1991 Series A Bonds, 6.750%, 7/01/17                     7/02 at 102        Aaa        3,340,410

    3,310,000   State Public Works Board of the State of California, Lease Revenue Bonds (California Community
                 Colleges), 1991 Series A, 7.250%, 9/01/05 (Pre-refunded to 9/01/01)         9/01 at 102        Aaa        3,707,630

   10,525,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department
                 of Corrections), 1991 Series A (State Prisons-Imperial County), 5.750%, 9/01/21
                 (Pre-refunded to 9/01/01)                                                   9/01 at 100       A***       11,149,238

    5,000,000   State Public Works Board of the State of California Lease Revenue Bonds (The Trustee of The
                 California State University), 1995 Series A (Various California State University
                 Projects), 6.000%, 9/01/15 (Pre-refunded to 9/01/05)                        9/05 at 100       A***        5,619,900

    5,120,000   ABAG Finance Authority for Nonprofit Corporations, Certificates of Participation (Stanford
                 University Hospital), California, Series 1993, 5.250%, 11/01/08            11/03 at 102      A1***        5,424,435

    5,285,000   Brea Public Financing Authority (Orange County, California), 1991 Tax Allocation Revenue Bonds,
                 Series A (Redevelopment Project AB), 6.750%, 8/01/22 (Pre-refunded to 8/01/01)8/01 at 102      Aaa        5,834,746

    2,110,000   County of Contra Costa, California, 1989 Home Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 7.700%, 11/01/09 (Alternative Minimum Tax)           No Opt. Call         Aaa        2,635,749

    7,000,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties, California), Water
                 System Subordinated Revenue Bonds, Series 1991, 6.375%, 6/01/12
                 (Pre-refunded to 12/01/01)                                                 12/01 at 102        Aaa        7,711,550

   10,000,000   Los Angeles County Public Works Finance Authority, Revenue Bonds Series 1994A (Los Angeles
                 County Regional Park and Open Space District), 6.000%, 10/01/15
                 (Pre-refunded to 10/01/04)                                                 10/04 at 102      AA***       11,288,200

    7,500,000   Los Angeles County Metropolitan Transportation Authority (California), Proposition A Sales Tax
                 Revenue Refunding Bonds, Series 1993 A, 6.900%, 7/01/21
                 (Pre-refunded to 7/01/01)                                                   7/01 at 102        Aaa        8,292,900

    6,375,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds, 1990 Series A,
                 7.000%, 12/01/17 (Pre-refunded to 12/01/00)                                12/00 at 102        Aaa        6,963,923

    1,705,000   City of Palm Springs Financing Authority Revenue (Tax Allocation), Bonds 1991 Series B
                 (Agency Loans), 6.800%, 8/01/11 (Pre-refunded to 8/01/05)                   8/05 at 100     N/R***        1,988,098

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (CONTINUED)

$   3,700,000   Riverside Public Financing Authority, 8.000%, 2/01/18
                 (Pre-refunded to 2/01/01)                                                   2/01 at 102     N/R***       $4,129,829

   19,000,000   Sacramento City Financing Authority 1991 Revenue Bonds, 6.800%, 11/01/20
                 (Pre-refunded to 11/01/01)                                                 11/01 at 102        Aaa       21,133,320

    3,920,000   City of San Diego, California, Certificate of Participation (Balboa Park and Mission Bay
                 Park Capital Improvements Program), Series 1991, 6.900%, 7/15/21
                 (Pre-refunded to 7/15/01)                                                   7/01 at 100      Aa***        4,264,764

    5,000,000   San Mateo County Joint Powers Financing Authority Lease Revenue Bonds (San Mateo
                 County Health Center), 1994 Series A, 6.125%, 7/15/14 (Pre-refunded to 7/15/04)7/04 at 102     Aaa        5,668,200

    4,000,000   County of Santa Clara, California, Certificates of Participation (The Terraces of Los Gatos
                 Project), 1991 Series, American Baptist Homes of the West, 6.900%, 3/01/18
                 (Pre-refunded to 3/01/01)                                                   3/01 at 102     N/R***        4,375,480

                Santa Clarita Public Financing Authority Local Agency Revenue Bonds, Series 1991:
    6,800,000    7.000%, 10/01/20 (Pre-refunded to 10/01/01)                                10/01 at 102      A-***        7,581,048
    3,000,000    6.750%, 10/01/21 (Pre-refunded to 10/01/01)                                10/01 at 102      A-***        3,317,310

    6,500,000   Tri-City Hospital District (Oceanside, California), Insured Revenue Bonds, Series 1991,
                 7.500%, 2/01/17 (Pre-refunded to 2/01/02)                                   2/02 at 102        Aaa        7,387,965

   10,000,000   Tustin Community Redevelopment Agency Town Center Area Redevelopment Project,
                 Subordinate Tax Allocation Bonds, Series 1991, 6.800%, 12/01/16
                 (Pre-refunded to 12/01/01)                                                 12/01 at 102        Aaa       11,145,700

    3,300,000   The Regents of the University of California, Refunding Revenue Bonds (Multiple Purpose
                 Projects), Series A, 6.875%, 9/01/16 (Pre-refunded to 9/01/02)              9/02 at 102     AA-***        3,738,636

    3,000,000   Westminster Redevelopment Agency, Westminster Commercial Redevelopment Project No. 1,
                 1991 Tax Allocation Bonds, Series A (Orange County, California), 7.300%, 8/01/21
                 (Pre-refunded to 8/01/01)                                                   8/01 at 102     AAA***        3,356,280

    1,535,000   Yosemite Community College District, Certificates of Participation, 7.750%, 7/01/11
                 (Pre-refunded to 7/01/01)                                                   7/01 at 102     N/R***        1,683,496


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.7%

    9,650,000   California Pollution Control Financing Authority, Pollution Control Revenue Bonds (Southern
                 California Edison Company), 1991 Series, 6.900%, 12/01/17
                 (Alternative Minimum Tax)                                                   7/01 at 102     N/R***       10,550,635

   10,350,000   California Pollution Control Financing Authority, Pollution Control Revenue Bonds (San Diego
                 Gas and Electric Company), 1991 Series A, 6.800%, 6/01/15
                (Alternative Minimum Tax)                                                   No Opt. Call         A1       12,274,582

    9,500,000   California Pollution ControlFinancing Authority Exempt Facilities Revenue Bonds,
                 Series 1996 (Mobil Oil Corporation Project), 5.500%, 12/01/29
                 (Alternative Minimum Tax)                                                  12/06 at 102         AA        9,772,840

    1,000,000   Anaheim Public Financing Authority Revenue Bonds, Series 1998, City of Anaheim Electric
                 Distribution Facilities, 5.000%, 10/01/23                                  10/08 at 101        AAA          991,480

    3,500,000   Department of Water and Power of the City of Los Angeles, California, Electric Plant
                 Revenue Bonds, Second Issue of 1990, 7.250%, 9/15/30                        9/00 at 102        Aa3        3,797,464

    6,375,000   Department of Water and Power of the City of Los Angeles Electric Plant Revenue Bonds,
                 Issue of 1991, 7.100%, 1/15/31                                              1/01 at 102        Aa3        6,967,173

   10,500,000   Southern California Public Power Authority, Transmission Project Revenue Bonds, 1993
                 Subordinate Refunding Series (Southern Transmission Project),
                 5.000%, 7/01/22                                                             7/03 at 100        Aaa       10,376,834


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.5%

    7,500,000   Eastern Municipal Water District, Water and Sewer Revenue Certification of Participation,
                Refunding, 5.000%, 7/01/21                                                   7/08 at 101        Aaa        7,438,950

    3,000,000   The City of Los Angeles Wastewater System Revenue Bonds, Refunding Series 1991-C,
                 7.100%, 6/01/18                                                             6/99 at 102         A1        3,128,430

   10,135,000   The Metropolitan Water District of Southern California Water Revenue Bonds, Issue of 1992,
                 8.000%, 7/01/08                                                            No Opt. Call         AA       13,129,587

    3,000,000   Metropolitan Water District, Southern California Waterworks Revenue Bonds, 1997 Series A,
                 5.000%, 7/01/37                                                             1/08 at 101         AA        2,966,820

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (CONTINUED)

                West Basin Municipal Water District Revenue Certificates of Participation, Series 1998A:
$   1,545,000    0.000%, 8/01/23                                                        8/08 at 45 19/32        Aaa       $  420,038
    1,595,000    0.000%, 8/01/24                                                         8/08 at 43 2/32        Aaa          409,740
    1,595,000    0.000%, 8/01/25                                                        8/08 at 40 13/16        Aaa          388,382
    1,595,000    0.000%, 8/01/26                                                        8/08 at 38 23/32        Aaa          368,093
------------------------------------------------------------------------------------------------------------------------------------

$ 477,115,000   Total Investments - (cost $463,207,177) - 98.9%                                                          506,874,069
=============
                Other Assets Less Liabilities - 1.1%                                                                       5,796,613
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $512,670,682
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
AUGUST 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.5%

$   1,000,000   Auxiliary Organization Revenue Certificates of Participation (The University Corporation-California
                 State University, Northridge), Series 1996, 6.000%, 4/01/26                 4/06 at 101        Aaa       $1,090,110

    2,000,000   California Educational Facilities Authority, Revenue Bonds (University of San Francisco), Series 1996,
                 6.000%, 10/01/26                                                           10/06 at 102        Aaa        2,204,120

    4,000,000   State Public Works Board of the State of California, Lease Revenue
                 Refunding Bonds (California Community Colleges), 1996 Series B (Various
                 Community Colleges Projects), 5.625%, 3/01/19                               3/06 at 102        Aaa        4,238,440


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.1%

    4,000,000   California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds
                 (Valley Memorial Hospital), 1993 Series A, 6.000%, 5/01/17                  5/03 at 102         A+        4,264,960

    3,225,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds, 1990 Series A,
                 6.500%, 12/01/20                                                           12/00 at 102          A        3,438,205

   14,000,000   California Statewide Communities Development Authority, Revenue Certificates of Participation
                 (Cedars-Sinai Medical Center), 6.500%, 8/01/15                              8/02 at 102         A1       15,450,680

    1,250,000   California Statewide Communities Development Authority, Hospital Revenue Certificates of Participation,
                 Cedars-Sinai Medical Center, Series 1992, 6.500%, 8/01/12                  No Opt. Call         A1        1,440,688

    3,110,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18                                            12/03 at 102        BBB        3,362,501

    2,465,000   City of Sacramento, Insured Health Facility Revenue Bonds (CARES), 1998
                 Series A, 5.300%, 1/01/24                                                   7/07 at 102         A+        2,502,394

    1,855,000   City of Torrance (California), Hospital Revenue Bonds (Little Company of Mary Hospital Project),
                 Series 1992, 6.875%, 7/01/15                                                7/02 at 102          A        2,026,940

    3,025,000   Tulare Local Hospital District, Insured Health Facility Revenue Bonds,
                 Series 1991A, 6.750%, 12/01/21                                             12/01 at 102         A+        3,285,059


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.1%

    5,250,000   California Housing Finance Agency, Multi-Unit Rental Housing Revenue Bonds II, 1992 Series B,
                 6.700%, 8/01/15                                                             8/02 at 102         A1        5,684,753

    3,900,000   City of Stanton Multifamily Housing Revenue Bonds (Continental Gardens Apartments), Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax) (Mandatory put 8/01/09)           8/07 at 102        AAA        4,150,263

    8,000,000   City of Vista, Multifamily Housing Revenue Refunding Bonds (Vista Hacienda Project), 1992 Series A,
                 6.950%, 4/01/17                                                             4/02 at 102        AAA        8,536,240

                Housing Authority of the County of Yolo, 1992 Refunding Revenue Bonds, Series A (Russell Park Apartments):
    1,000,000    6.900%, 11/01/08                                                            5/02 at 103        Aa3        1,069,710
    1,030,000    7.000%, 11/01/14                                                            5/02 at 103        Aa3        1,103,037


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.8%

    1,715,000   California Housing Finance Agency Home Mortgage Revenue Bonds, 1991 Series G, 7.050%, 8/01/27
                 (Alternative Minimum Tax)                                                   8/01 at 102        Aa2        1,816,339

    3,285,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1995 Series B, 7.125%, 2/01/26
                 (Alternative Minimum Tax)                                                   2/05 at 102         Aa        3,562,615

    2,255,000   City of Corona (California), Single Family Mortgage Revenue Bonds, Series 1996A (Senior),
                 6.050%, 5/01/27                                                            11/06 at 102        Aaa        2,311,217

    2,845,000   County of Riverside, California, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Issue B of 1989, 7.600%, 11/01/19
                 (Alternative Minimum Tax)                                                  11/99 at 102        AAA        2,952,313

    1,655,000   Southern California Home Financing Authority, Single Family Mortgage Revenue Bonds (GNMA and
                 FNMA Mortgage-Backed Securities Program), 1991 Issue A, 7.350%, 9/01/24
                 (Alternative Minimum Tax)                                                   3/01 at 102        AAA        1,747,746

    1,645,000   Southern California Home Financing Authority, Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), 1992 Issue A, 6.750%, 9/01/22
                 (Alternative Minimum Tax)                                                   3/02 at 102        AAA        1,736,873

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 1.8%

$   2,465,000   California Health Facilities Financing Authority, California Mortgage Lien Insured Health Facilities
                 Revenue Bonds (Casa De Las Campanas), 1998 Series A, 5.250%, 8/01/17        8/08 at 100         A+       $2,492,435

    6,000,000   California Health Facilities Financing Authority, Insured Revenue Bonds (Southern California
                 Presbyterian Homes), Series 1991, 6.750%, 6/01/21                           6/01 at 102         A+        6,458,460


------------------------------------------------------------------------------------------------------------------------------------
                OTHER REVENUE - 1.0%

    2,300,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile Home Park Project), Series
                 1998A, 5.700%, 3/01/18                                                      3/08 at 102        N/R        2,321,252

    2,725,000   Oceanside Mobile Home Park Finance Authority, Mobile Home Park Revenue Bonds (Laguna Vista
                 Mobile Estates Project), 5.800%, 3/01/28                                    3/08 at 102        N/R        2,756,692


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.8%

                State of California, Various Purpose General Obligation Bonds:
   10,000,000    6.400%, 9/01/07                                                            No Opt. Call         A1       11,663,300
    2,500,000    7.000%, 2/01/09                                                            No Opt. Call         A1        3,052,425
      295,000    5.750%, 3/1/19                                                              3/05 at 101         A1          312,066

    4,000,000   State of California, Veterans General Obligation Bonds, Series BN (Non-AMT),
                 5.450%, 12/01/28                                                           12/03 at 101         A1        4,067,360


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.4%

    4,825,000   Certificates of Participation (1991 Financing Project), County of Alameda, California, Alameda County
                 Public Facilities Corporation, 6.000%, 9/01/21                              9/06 at 102        Aaa        5,300,697

     2,200,00   City of Coalinga, California, Certificates of Participation (1989 Coalinga Return to Custody Facility),
                 7.000%, 4/01/10                                                             4/00 at 102       BBB+        2,308,306

                Commerce Community Development, Community 1998 Tax Allocation
                Refunding, Series A, Merged Area Redevelopment (Project 2 and
                3):
    1,000,000    5.650%, 8/01/18                                                             8/08 at 102        N/R        1,012,500
    2,765,000    5.700%, 8/01/28                                                             8/08 at 102        N/R        2,799,452

    2,100,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project, Tax Allocation Refunding
                 Bonds, Series 1994A, 6.700%, 9/01/24                                        9/03 at 102        BBB        2,277,849

    5,000,000   Culver City Redevelopment Financing Authority, 1993 Tax Allocation Refunding Revenue
                 Bonds, 4.600%, 11/01/20                                                    11/03 at 102        Aaa        4,714,350

    3,000,000   Fontana Public Financing Authority (San Bernardino County, California), Tax Allocation
                 Revenue Bonds (North Fontana Redevelopment Project), 1990 Series A,
                 7.250%, 9/01/20                                                             9/00 at 102        BBB        3,182,790

    1,700,000   Foothill-De Anza Community College District (County of Santa Clara, California), Certificates
                 of Participation (1992 De Anza Campus Center Project), 7.350%, 3/01/07      3/02 at 102         A-        1,881,781

    2,725,000   City of Fresno, California, Certificates of Participation (1992 Street Improvement Project),
                 6.625%, 12/01/11                                                           12/00 at 102         A1        2,931,855

    4,000,000   Inland Empire Solid Waste Financing Authority Revenue Bonds, 1996 Series B (Landfill
                 Improvement Financing Project), 6.250%, 8/01/11 (Alternative Minimum Tax)  No Opt. Call        Aaa        4,555,400

    5,475,000   Community Facilities District No. 90-1 of the City of Lancaster, 1998 Special Tax Refunding Bonds,
                 4.900%, 9/01/15                                                             9/07 at 102        Aaa        5,503,251

    5,435,000   Community Redevelopment Financing Authority of the Community Redevelopment Agency of the
                 City of Los Angeles, California, Pooled Financing Bonds, Series A (Bunker Hill, Los Angeles
                 Harbor Industrial Center and Monterey Hills Redevelopment Projects),
                 6.375%, 9/01/14                                                             9/02 at 102         Ba        5,721,968

    2,000,000   Redevelopment Agency of the City of Moorpark, Moorpark Redevelopment Project, 1993
                 Tax Allocation Bonds, 6.125%, 10/01/18                                     10/03 at 102         A-        2,127,660

    2,500,000   Certificates of Participation (Western Nevada County Solid Waste Management System -
                 1991 Project), County of Nevada, California, 7.500%, 6/01/21                6/01 at 102         BB        2,665,775

   15,300,000   Ontario Redevelopment Financing Authority (San Bernardino County, California), 1995
                 Revenue Refunding Bonds (Ontario Redevelopment Project No. 1),
                 7.400%, 8/01/25                                                            No Opt. Call        Aaa       20,998,638

    3,400,000   Orange County Development Agency, Santa Ana Heights Project Area, 1993 Tax Allocation
                 Revenue Bonds, 6.125%, 9/01/23                                              9/03 at 102        BBB        3,604,034

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (CONTINUED)

                Orange County Local Transportation Authority (Orange County,
                California), Measure M Sales Tax Revenue Bonds (Limited Tax Bonds):
$   3,000,000    6.000%, 2/15/07                                                            No Opt. Call        AA+       $3,388,890
    2,250,000    6.000%, 2/15/08                                                            No Opt. Call        AA+        2,558,610

    2,000,000   County of Orange, California, 1996 Recovery Certificates of Participation,
                 Series A, 6.000%, 7/01/26                                                   7/06 at 102        Aaa        2,199,860

    7,145,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds (Project Area No. 4), Series 1998,
                 5.200%, 10/01/28                                                           10/07 at 102        Aaa        7,280,398

   12,000,000   Redevelopment Agency of the City of San Jose (California), Merged Area Redevelopment
                 Project, Tax Allocation Bonds, Series 1998, 5.250%, 8/01/29                 8/08 at 102          A       12,089,400

    3,000,000   City of Santa Barbara, California, Certificates of Participation (Harbor Refunding Project),
                 6.750%, 10/01/27                                                           10/02 at 102          A        3,278,490


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.2%

    2,750,000   California Statewide Communities Development Authority, Special Facilities Lease Revenue
                 Bonds, 1997 Series A (United Air Lines, Inc.-San Francisco International Airport Projects),
                 5.625%, 10/01/34 (Alternative Minimum Tax)                                 10/07 at 102       Baa3        2,821,720

   12,500,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds Series 1995A,
                 6.000%, 1/01/34                                                             1/05 at 102        Baa       13,346,750


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 42.7%

    7,690,000   California State Various Purpose General Obligation Bonds, Series 1995, 5.750%, 3/01/19
                 (Pre-refunded to 3/01/05)                                                   3/05 at 101      A+***        8,548,050

    7,430,000   California Educational Facilities Authority, Revenue Bonds (University of San Francisco),
                 Series 1992, 6.400%, 10/01/17 (Pre-refunded to 10/01/02)                   10/02 at 102        Aaa        8,309,935

    3,000,000   California Educational Facilities Authority, Revenue Bonds (Santa Clara University), Series
                 1991, 6.250%, 2/01/16 (Pre-refunded to 2/01/02)                             2/02 at 102      A1***        3,288,600

                California Educational Facilities Authority, Revenue Bonds (University of San Diego),
                Series 1992:
    1,965,000    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                                10/02 at 102      A3***        2,199,523
    5,000,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                                10/02 at 102      A3***        5,596,750

    3,680,000   California Health Facilities Financing Authority, Health Facility Revenue Bonds (Health
                 Dimensions, Incorporated), 1990 Series A, 7.375%, 5/01/07
                 (Pre-refunded to 5/01/00)                                                   5/00 at 102        Aaa        3,976,056

    8,000,000   California Pollution Control Financing Authority, Solid Waste Revenue Bonds (North County
                 Recycling Center), 1991 Series A Bonds, 6.750%, 7/01/17                     7/02 at 102        Aaa        8,907,760

    3,570,000   California Statewide Communities Development Authority (Triad Healthcare), Revenue
                 Refunding Series 1992, Certificates of Participation, 6.250%, 8/01/06      No Opt. Call      A+***        3,974,338

   10,050,000   State Public Works Board of the State of California, Lease Revenue Bonds (The Trustees of
                 The California State University), 1992 Series A (Various California State University Project),
                 6.700%, 10/01/17 (Pre-refunded to 10/01/02)                                10/02 at 102        Aaa       11,353,485

                State Public Works Board of the State of California, Lease
                Revenue Bonds (Department of Corrections), 1994 Series A
                (California State of Prison-Monterey County (Soledad II)):
    6,950,000    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                                11/04 at 102        Aaa        8,197,386
    7,625,000    7.000%, 11/01/19 (Pre-refunded to 11/01/04)                                11/04 at 102        Aaa        9,045,385

    2,000,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department of
                 Corrections), 1991 Series A (State Prisons-Imperial County), 6.500%, 9/01/11
                 (Pre-refunded to 9/01/01)                                                   9/01 at 102        Aaa        2,198,580

    2,000,000   State of California, Department of Water Resources, Central Valley Project, Water
                 System Revenue Bonds, Series K, 6.400%, 12/01/26 (Pre-refunded to 6/01/02)6/02 at 101 1/2      Aaa        2,213,100

                County of Alameda, Certificates of Participation (1992 Capital
                Projects), Alameda County Public Facilities Corporation:
    7,865,000    6.750%, 6/01/16 (Pre-refunded to 6/01/02)                                   6/02 at 102       A***        8,823,979
   10,000,000    6.000%, 6/01/22 (Pre-refunded to 6/01/02)                                   6/02 at 102       A***       10,959,200

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (CONTINUED)

$   2,000,000   Coachella Valley Water District, Improvement District No. 71 (Storm Water District) (Riverside,
                 Imperial, and San Diego Counties, California), 1992 Certificates of Participation (Flood
                 Control Project), 6.750%, 10/01/12 (Pre-refunded to 10/01/02)              10/02 at 102       A***       $2,257,460

    3,000,000   Contra Costa Water Authority (Contra Costa County, California), Water Treatment Revenue
                 Bonds, 1990 Series A, 6.875%, 10/01/20 (Pre-refunded to 10/01/00)          10/00 at 102     N/R***        3,250,440

   12,805,000   County of Contra Costa, California, 1988 Home Mortgage Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), 8.250%, 6/01/21
                 (Alternative Minimum Tax)                                                  No Opt. Call        Aaa       17,981,037

   10,000,000   Fontana Redevelopment Agency, Jurupa Hills Redevelopment Project Area (County of
                 San Bernardino, California), Refunding Tax Allocation Bonds, 1992 Series A,
                 7.100%, 10/01/23 (Pre-refunded to 10/01/02)                                10/02 at 102    BBB+***       11,408,800

    7,000,000   Fresno Unified School District, Fresno County, California, Certificates of Participation for
                 Measure A Capital Projects, Series of 1991C for Project Phase VIII, 7.000%, 5/01/12
                 (Pre-refunded to 5/01/99)                                                   5/99 at 102      A3***        7,304,150

    5,210,000   Fresno Unified School District, Fresno County, California, Certificates of Participation for
                 Measure A Capital Projects, Series of 1992B for Project Phase IX, 6.700%, 5/01/12
                 (Pre-refunded to 5/01/00)                                                   5/00 at 102      A2***        5,570,532

    8,000,000   Lancaster School District, Certificates of Participation (1992 Refunding Project),
                 7.000%, 3/01/22 (Pre-refunded to 3/01/02)                                   3/02 at 105        Aaa        9,209,600

    4,500,000   City of Los Angeles, California, Wastewater System Revenue Bonds, Series 1991-D,
                 6.700%, 12/01/21 (Pre-refunded to 12/01/00)                                12/00 at 102        Aaa        4,888,800

   10,000,000   County of Orange, California, Certificates of Participation (Civic Center Expansion Project),
                 6.700%, 8/01/18 (Pre-refunded to 8/01/01)                                   8/01 at 102        Aaa       11,026,500

   13,525,000   County of San Bernardino, California, Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities), 1989 Series A, 7.750%, 11/01/14
                 (Alternative Minimum Tax)                                                  No Opt. Call        Aaa       17,337,427

    8,295,000   San Diego County Water Authority, Water Revenue Certificates of Participation, Series
                 1991A, 6.300%, 5/01/05 (Pre-refunded to 5/01/01)                            5/01 at 102     AA-***        8,999,992

    3,385,000   The Community Redevelopment Agency of the City of Santa Ana, Orange County,
                 California, Santa Ana South Harbor Boulevard/Fairview Street Redevelopment Project,
                 1989 Series C Tax Allocation Refunding Bonds, 7.250%, 9/01/09
                 (Pre-refunded to 9/01/99)                                                   9/99 at 102      A-***        3,578,250

    2,575,000   City of Santa Maria, Revenue Certificates of Participation (Marian Medical Center),
                 6.750%, 9/01/22 (Pre-refunded to 9/01/02)                                   9/02 at 102     N/R***        2,901,304

    4,300,000   Sierra View Local Hospital District, Insured Health Facility Revenue Bonds, Series 1992,
                 6.400%, 3/01/22 (Pre-refunded to 3/01/02)                                   3/02 at 102      A+***        4,742,298

    6,185,000   The Regents of the University of California, Refunding Revenue Bonds (Multiple Purpose
                 Projects), Series A, 6.875%, 9/01/16 (Pre-refunded to 9/01/02)              9/02 at 102     AA-***        7,007,110


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0%

   10,000,000   California Pollution Control Financing Authority, Pollution Control Revenue Bonds (Southern
                 California Edison Company), 1991 Series, 6.900%, 12/01/17
                 (Alternative Minimum Tax)                                                  12/01 at 102        Aa3       10,933,300

    5,000,000   California Pollution Control Financing Authority, Pollution Control Revenue Bonds (Pacific
                 Gas and Electric Company), 1992 Series A, 6.625%, 6/01/09
                 (Alternative Minimum Tax)                                                   6/02 at 102        AA-        5,460,350

    2,000,000   Anaheim Public Financing Authority, Revenue Bonds, Series 1998, City of Anaheim Electric
                 Distribution Facilities, 5.000%, 10/01/23                                  10/08 at 101        AAA        1,982,960

    3,880,000   Department of Water and Power of the City of Los Angeles, California, Electric Plant
                 Revenue Bonds, Issue of 1989, 7.375%, 2/01/29                               2/99 at 102        Aa3        4,016,149

    6,185,000   City of Redlands, Certificates of Participation (1993 Refunding of 1986 and 1987 Projects),
                 6.800%, 3/01/07                                                             3/07 at 100        Aaa        6,201,205

    5,500,000   Southern California Public Power Authority, Multiple Project Revenue Bonds, 1989 Series,
                 6.750%, 7/01/11                                                            No Opt. Call          A        6,612,320

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*  RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.4%

                Department of Water and Power of The City of Los Angeles, Water
                Works Refunding Revenue Bonds, Second Issue of 1993:
$   4,060,000    4.500%, 5/15/13                                                             5/03 at 102         Aa       $3,934,384
    8,400,000    4.500%, 5/15/30                                                             5/03 at 102        Aaa        7,648,116

    1,000,000   City of Norco Refunding Certificates of Participation, Series 1998, (Sewer and Water System
                 Improvement Project), 5.125%, 10/01/28                                     10/08 at 102        Aaa        1,000,850

    2,000,000   City of Santa Barbara, California, Certificates of Participation (1992 Water System Improvement
                 Project and Refunding), 6.700%, 4/01/27                                     4/02 at 102        Aaa        2,194,540

    2,200,000   City of Stockton, Revenue Certificates of Participation, 1998 Series A(Wastewater System
                 Project), 5.200%, 9/01/29                                                   9/08 at 102        Aaa        2,236,366
------------------------------------------------------------------------------------------------------------------------------------

$ 448,695,000   Total Investments - (cost $445,443,965) - 98.8%                                                          496,925,984
=============
                Other Assets Less Liabilities - 1.2%                                                                       6,074,107
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                       $503,000,091
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
AUGUST 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                    CALIFORNIA       CALIFORNIA        CALIFORNIA        CALIFORNIA       CALIFORNIA      CALIFORNIA
                                         VALUE PERFORMANCE PLUS       OPPORTUNITY           QUALITY   SELECT QUALITY  QUALITY INCOME
                                                                                         INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities,
   at market value (note 1)       $254,741,430     $288,636,729      $184,256,036      $298,932,472     $506,874,069    $496,925,984
 Temporary investments in short-term
   municipal securities, at amortized
   cost, which approximates market
   value (note 1)                    1,500,000               --           500,000               --                --             --
 Cash                                  325,284          115,912           111,462           243,649           11,243          96,912
 Receivables:
   Interest                          3,805,211        4,881,939         2,433,880         4,517,614        7,360,121       8,800,411
   Investments sold                  2,823,030           30,900                --         1,509,916        1,674,497       1,340,867
 Other assets                           19,865           25,704            15,445            19,226           23,928          32,754
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                 263,214,820      293,691,184       187,316,823       305,222,877      515,943,858     507,196,928
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for investments purchased          --               --                --           754,010        1,005,347       2,010,693
 Accrued expenses:
   Management fees (note 6)            127,608          158,407           101,743           163,944          274,539         269,321
   Other                               128,617           88,963            90,345            99,189          154,097         127,240
 Preferred share dividends payable         N/A           21,882            18,089            41,436           50,318          32,551
 Common share dividends payable      1,046,741        1,088,698           674,024         1,056,780        1,788,875       1,757,032
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              1,302,966        1,357,950           884,201         2,115,359        3,273,176       4,196,837
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)               $261,911,854     $292,333,234      $186,432,622      $303,107,518     $512,670,682    $503,000,091
====================================================================================================================================

Preferred shares, at liquidation value     N/A     $ 90,000,000      $ 55,000,000      $ 90,000,000     $150,000,000    $150,000,000
====================================================================================================================================

Preferred shares outstanding               N/A            3,600             2,200             3,600            6,000           6,000
====================================================================================================================================

Common shares outstanding           25,222,660       12,659,284         7,976,612        13,292,830       22,643,989      21,558,675
====================================================================================================================================

Netasset value per Common share
   outstanding (net assets less
   Preferred shares at liquidation
   value, divided by Common
   shares outstanding)            $      10.38     $      15.98      $      16.48      $      16.03     $      16.02    $      16.37
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.
See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                    CALIFORNIA       CALIFORNIA        CALIFORNIA        CALIFORNIA       CALIFORNIA      CALIFORNIA
                                         VALUE PERFORMANCE PLUS       OPPORTUNITY           QUALITY   SELECT QUALITY  QUALITY INCOME
                                                                                         INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)         $15,198,436      $17,859,594       $11,274,245       $18,067,029      $30,282,424     $29,323,053
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)            1,529,903        1,858,181         1,192,958         1,923,058        3,219,555       3,150,103
 Preferred shares - auction fees           N/A          225,001           137,499           225,001          375,001         375,001
 Preferred shares - dividend
   disbursing agent fees                   N/A           19,998            10,001            10,001           19,998          19,998
 Shareholders' servicing agent
   fees and expenses                    56,971           32,785            20,468            30,476           43,685          35,368
 Custodian's fees and expenses          54,531           56,645            44,921            56,639           77,041          76,253
 Directors' fees and expenses (note 6)   2,250            2,535             1,612             2,628            4,440           4,333
 Professional fees                      17,181           17,882            17,572            17,908           18,503          18,444
 Shareholders' reports - printing
   and mailing expenses                 89,183           67,582            46,752            72,924          110,723         106,854
 Stock exchange listing fees            32,700           24,564            16,290            24,619           32,755          32,467
 Investor relations expense             22,072           23,505            14,827            23,888           38,875          37,232
 Other expenses                         14,228           22,160            17,633            22,338           30,923          29,967
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                       1,819,019        2,350,838         1,520,533         2,409,480        3,971,499       3,886,020
------------------------------------------------------------------------------------------------------------------------------------
Net investment income               13,379,417       15,508,756         9,753,712        15,657,549       26,310,925      25,437,033
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN FROM INVESTMENTS
 Net realized gain from investment
   transactions (notes 1 and 4)      1,609,036          753,844         1,168,298           444,251        2,949,181         585,068
 Net change in unrealized appreciation
   or depreciation of investments    7,275,057        3,671,035         2,432,009         4,240,471        6,035,385      10,900,888
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments            8,884,093        4,424,879         3,600,307         4,684,722        8,984,566      11,485,956
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 $22,263,510      $19,933,635       $13,354,019       $20,342,271      $35,295,491     $36,922,989
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                        CALIFORNIA VALUE             CALIFORNIA PERFORMANCE PLUS          CALIFORNIA OPPORTUNITY
-----------------------------------------------------------------------------------------------------------------------------------
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                       8/31/98          8/31/97          8/31/98           8/31/97          8/31/98         8/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income            $ 13,379,417     $ 14,799,222     $ 15,508,756      $ 15,907,165      $ 9,753,712     $ 9,852,143
 Net realized gain from investment
   transactions (notes 1 and 4)      1,609,036          871,832          753,844           295,043        1,168,298         163,232
 Net change in unrealized appreciation
   or depreciation of investments    7,275,057        2,662,398        3,671,035         3,027,505        2,432,009       3,417,852
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  22,263,510       18,333,452       19,933,635        19,229,713       13,354,019      13,433,227
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders             (13,405,303)     (14,749,502)     (13,022,043)      (12,928,998)      (8,069,724)     (8,025,751)
   Preferred shareholders                  N/A              N/A       (2,861,139)       (2,803,257)      (1,759,155)     (1,748,730)
From accumulated net realized gains
 from investment transactions:
   Common shareholders              (1,344,368)      (2,245,205)        (209,142)         (236,296)         (64,394)             --
   Preferred shareholders                  N/A              N/A          (44,442)          (57,906)         (13,860)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (14,749,671)     (16,994,707)     (16,136,766)      (16,026,457)      (9,907,133)     (9,774,481)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       229,709          881,931        1,600,110         1,628,670          706,515         758,304
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets           7,743,548        2,220,676        5,396,979         4,831,926        4,153,401       4,417,050
Net assets at beginning of year    254,168,306      251,947,630      286,936,255       282,104,329      182,279,221     177,862,171
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year         $261,911,854     $254,168,306     $292,333,234      $286,936,255     $186,432,622    $182,279,221
-----------------------------------------------------------------------------------------------------------------------------------

Balance of undistributed net
   investment income at
   end of year                    $    147,223     $    173,109     $    473,645      $    848,071     $    289,546    $    364,713
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                  CALIFORNIA INVESTMENT QUALITY        CALIFORNIA SELECT QUALITY          CALIFORNIA QUALITY INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                       8/31/98          8/31/97          8/31/98           8/31/97          8/31/98         8/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income            $ 15,657,549     $ 16,033,064     $ 26,310,925      $ 26,629,944     $ 25,437,033    $ 25,681,517
 Net realized gain from investment
   transactions (notes 1 and 4)        444,251           18,985        2,949,181           389,794          585,068          81,484
 Net change in unrealized appreciation
   or depreciation of investments    4,240,471        4,197,880        6,035,385        11,488,811       10,900,888      12,987,562
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  20,342,271       20,249,929       35,295,491        38,508,549       36,922,989      38,750,563
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders             (13,080,251)     (13,028,724)     (22,044,563)      (22,122,630)     (21,032,274)    (20,855,446)
   Preferred shareholders           (2,868,562)      (2,897,105)      (4,721,829)       (4,582,259)      (4,840,296)     (4,783,533)
From accumulated net realized
 gains from investment transactions:
   Common shareholders                 (62,200)             --           (322,695)       (1,252,537)              --             --
   Preferred shareholders              (13,716)             --            (66,525)         (266,364)              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (16,024,729)     (15,925,829)     (27,155,612)      (28,223,790)     (25,872,570)    (25,638,979)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     1,509,857        1,533,387        1,883,226         2,149,140        1,988,327       1,352,091
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets           5,827,399        5,857,487       10,023,105        12,433,899       13,038,746      14,463,675
Net assets at beginning of year    297,280,119      291,422,632      502,647,577       490,213,678      489,961,345     475,497,670
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year         $303,107,518     $297,280,119     $512,670,682      $502,647,577     $503,000,091    $489,961,345
===================================================================================================================================

Balance of undistributed net
   investment income at end of year $  327,248       $  618,512       $  325,742        $  781,209       $  979,635     $ 1,415,172
===================================================================================================================================


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC).

California Value is not authorized by its Articles of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements, "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for California Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                           CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                          PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --           --
   Series T                                    1,800            --           --        2,400           --
   Series W                                       --         2,200           --           --        3,000
   Series Th                                      --            --           --        3,600           --
   Series F                                    1,800            --           --           --        3,000
---------------------------------------------------------------------------------------------------------

Total                                          3,600         2,200        3,600        6,000        6,000
---------------------------------------------------------------------------------------------------------

DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do in the future, they did not make any such investments during the fiscal year ended August 31, 1998.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                           CALIFORNIA VALUE   CALIFORNIA PERFORMANCE PLUS
---------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           8/31/98      8/31/97      8/31/98      8/31/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     22,464       83,152       91,264       99,470
=========================================================================================================
                                                        CALIFORNIA OPPORTUNITY         CALIFORNIA
                                                                                   INVESTMENT QUALITY
---------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          8/31/98      8/31/97      8/31/98       8/31/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     40,765       46,625       88,738       96,114
=========================================================================================================
                                                               CALIFORNIA              CALIFORNIA
                                                             SELECT QUALITY          QUALITY INCOME
---------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           8/31/98      8/31/97      8/31/98      8/31/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                    113,065      136,425      118,416       84,978
=========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 1998, to shareholders of record on September 15, 1998, as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0415       $.0860        $.0845       $.0795       $.0790       $.0815
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended August 31, 1998, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in
     municipal securities  $100,274,092  $63,892,800   $32,789,915  $64,157,843  $89,005,377  $58,403,112
   Temporary municipal
     investments             34,450,000   16,700,000     9,900,000   23,020,000   41,600,000   11,200,000
Sales and Maturities:
   Investments in
     municipal securities   101,499,794   58,810,179    32,087,050   63,742,341   84,663,608   55,373,045
   Temporary municipal
     investments             32,950,000   17,200,000    10,200,000   23,020,000   48,775,000   11,800,000
=========================================================================================================

At August 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1998, were as follows

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $23,015,723  $24,247,186   $18,838,337  $26,731,681  $43,666,892  $51,482,019
   depreciation                      --           --            --           --           --           --
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation $23,015,723  $24,247,186   $18,838,337  $26,731,681  $43,666,892  $51,482,019
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under California Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Fund's (excluding California Value) investment management agreements with the Adviser, each Fund pays annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                  MANAGEMENT FEE
-----------------------------------------------------------------------------
For the first $125 million                                         .6500 of 1%
For the next $125 million                                          .6375 of 1
For the next $250 million                                          .6250 of 1
For the next $500 million                                          .6125 of 1
For the next $1 billion                                            .6000 of 1
For net assets over $2 billion                                     .5875 of 1
=============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS

At August 31, 1998, net assets consisted of:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value    $        N/A $ 90,000,000  $ 55,000,000 $ 90,000,000 $150,000,000 $150,000,000
Common shares, $.01 par
   value per share              252,227      126,593        79,766      132,928      226,440      215,587
Paid-in surplus             237,377,899  176,746,187   111,082,282  185,523,703  315,503,967  299,844,151
Balance of undistributed net
   investment income            147,223      473,645       289,546      327,248      325,742      979,635
Accumulated net realized gain
   from investment
   transactions               1,118,782      739,623     1,142,691      391,958    2,947,641      478,699
Net unrealized appreciation
   of investments            23,015,723   24,247,186    18,838,337   26,731,681   43,666,892   51,482,019
---------------------------------------------------------------------------------------------------------

Net assets                 $261,911,854 $292,333,234  $186,432,622 $303,107,518 $512,670,682 $503,000,091
=========================================================================================================

Authorized shares:
   Common                   250,000,000  200,000,000   200,000,000  200,000,000  200,000,000  200,000,000
   Preferred                        N/A    1,000,000     1,000,000    1,000,000    1,000,000    1,000,000
=========================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

FINANCIAL HIGHLIGHTS
Selected data for a Common share outstanding throughout each period is as follows:

                                                      Investment Operations
                                                             Net
                                                             Realized/
                             Beginning       Net             Unrealized
                             Net Asset       Investment      Investment
                             Value           Income          Gain (Loss)    Total
California Value
Year Ended 8/31:
         1998                $10.09          $ .53           $ .34          $ .87
         1997                 10.03            .59             .15            .74
         1996                 10.20            .61            (.10)           .51
         1995                 10.20            .64             .04            .68
         1994                 10.74            .65            (.51)           .14
California Performance Plus
Year Ended 8/31:
         1998                 15.67           1.23             .36           1.59
         1997                 15.41           1.27             .26           1.53
         1996                 15.45           1.28            (.04)          1.24
         1995                 15.24           1.28             .28           1.56
         1994                 16.38           1.30           (1.13)           .17
California Opportunity
Year Ended 8/31:
         1998                 16.04           1.23             .45           1.68
         1997                 15.57           1.25             .45           1.70
         1996                 15.64           1.25            (.03)          1.22
         1995                 15.32           1.27             .36           1.63
         1994                 16.59           1.27           (1.26)           .01
California Investment Quality
Year Ended 8/31:
         1998                 15.70           1.18             .36           1.54
         1997                 15.37           1.22             .32           1.54
         1996                 15.37           1.24              --           1.24
         1995                 15.20           1.25             .22           1.47
         1994                 16.44           1.26           (1.19)           .07
California Select Quality
Year Ended 8/31:
         1998                 15.65           1.16             .41           1.57
         1997                 15.19           1.19             .52           1.71
         1996                 15.23           1.19             .09           1.28
         1995                 14.96           1.21             .35           1.56
         1994                 16.44           1.21           (1.43)          (.22)
California Quality Income
Year Ended 8/31:
         1998                 15.86           1.18             .54           1.72
         1997                 15.24           1.20             .62           1.82
         1996                 15.05           1.20             .21           1.41
         1995                 14.68           1.21             .39           1.60
         1994                 15.92           1.20           (1.20)            --
                                             Less Distributions
                     Net             Net
                     Investment      Investment    Capital        Capital
                     Income          Income        Gains          Gains
                     To Common       To Preferred  To Common      To Preferred
                     Shareholders    Shareholders+ Shareholders   Shareholders+  Total
California Value
Year Ended 8/31:
         1998        $ (.53)         N/A          $(.05)          N/A            $ (.58)
         1997          (.59)         N/A           (.09)          N/A              (.68)
         1996          (.62)         N/A           (.06)          N/A              (.68)
         1995          (.67)         N/A           (.01)          N/A              (.68)
         1994          (.67)         N/A           (.01)          N/A              (.68)
California Performance Plus
Year Ended 8/31:
         1998         (1.03)         (.23)         (.02)          --              (1.28)
         1997         (1.03)         (.22)         (.02)          --              (1.27)
         1996         (1.03)         (.25)           --           --              (1.28)
         1995         (1.03)         (.29)         (.02)         (.01)            (1.35)
         1994         (1.06)         (.25)           --           --              (1.31)
California Opportunity
Year Ended 8/31:
         1998         (1.01)         (.22)         (.01)          --              (1.24)
         1997         (1.01)         (.22)           --           --              (1.23)
         1996         (1.02)         (.23)         (.03)+++      (.01)+++         (1.29)
         1995         (1.05)         (.26)           --           --              (1.31)
         1994         (1.07)         (.21)           --           --              (1.28)
California Investment Quality
Year Ended 8/31:
         1998          (.99)         (.22)           --           --              (1.21)
         1997          (.99)         (.22)           --           --              (1.21)
         1996         (1.02)         (.22)           --           --              (1.24)
         1995         (1.04)         (.26)           --           --              (1.30)
         1994         (1.12)         (.17)         (.02)          --              (1.31)
California Select Quality
Year Ended 8/31:
         1998          (.97)          (.21)        (.02)          --              (1.20)
         1997          (.98)          (.20)        (.06)         (.01)            (1.25)
         1996          (.98)          (.21)        (.10)         (.03)            (1.32)
         1995          (.99)          (.25)        (.04)         (.01)            (1.29)
         1994         (1.05)          (.18)        (.03)          --              (1.26)
California Quality Income
Year Ended 8/31:
         1998          (.98)          (.23)         --            --              (1.21)
         1997          (.98)          (.22)         --            --              (1.20)
         1996          (.96)          (.23)        (.02)+++      (.01)+++         (1.22)
         1995          (.96)          (.27)         --            --              (1.23)
         1994         (1.00)          (.21)        (.02)         (.01)            (1.24)
                                                        Total Returns
                         Ending
                      Net Asset       Ending       Based on   Based on Net
                          Value Market Value  Market Value*   Asset Value*
California Value
Year Ended 8/31:
         1998            $10.38     $ 9.8125       2.11%          8.90%
         1997             10.09      10.1875       7.59           7.55
         1996             10.03      10.1250      12.52           5.16
         1995             10.20       9.6250      (6.59)          6.92
         1994             10.20      11.0000       (.50)          1.32
California Performance Plus
Year Ended 8/31:
         1998             15.98      18.0000      10.74           8.93
         1997             15.67      17.2500      16.71           8.77
         1996             15.41      15.7500      14.04           6.53
         1995             15.45      14.7500       5.75           8.75
         1994             15.24      15.0000      (8.34)          (.48)
California Opportunity
Year Ended 8/31:
         1998             16.48      17.6250      11.99          9.36
         1997             16.04      16.6875      11.83          9.79
         1996             15.57      15.8750      13.10          6.31
         1995             15.64      15.0000       4.72          9.43
         1994             15.32      15.3750      (8.20)        (1.27)
California Investment Quality
Year Ended 8/31:
         1998             16.03      16.8750       8.39          8.66
         1997             15.70      16.5000      12.32          8.82
         1996             15.37      15.6250      11.08          6.72
         1995             15.37      15.0000       3.77          8.38
         1994             15.20      15.5000      (2.10)         (.64)
California Select Quality
Year Ended 8/31:
         1998             16.02      16.7500       8.11          8.93
         1997             15.65      16.4375      13.22         10.17
         1996             15.19      15.5000      15.73          6.95
         1995             15.23      14.3750       7.14          9.22
         1994             14.96      14.4380      (7.60)        (2.52)
California Quality Income
Year Ended 8/31:
         1998             16.37      17.3750      13.29          9.65
         1997             15.86      16.2500      15.19         10.74
         1996             15.24      15.0000      12.32          7.89
         1995             15.05      14.2500       9.24          9.57
         1994             14.68      14.0000      (6.27)        (1.41)
                                     Ratios/Supplemental Data
                                                  Ratio of Net
                                     Ratio of     Investment
                         Ending      Expenses to  Income to      Portfolio
                         Net Assets  Average      Average        Turnover
                         (000)       Net Assets++ Net Assets++   Rate
California Value
Year Ended 8/31:
         1998            $261,912    .71%         5.19%          40%
         1997             254,168    .74          5.85           17
         1996             251,948    .77          6.00           23
         1995             193,426    .75          6.32            9
         1994             192,237    .76          6.24            9
California Performance Plus
Year Ended 8/31:
         1998             292,333    .81          5.35           20
         1997             286,936    .81          5.59           12
         1996             282,104    .80          5.62           14
         1995             281,766    .83          5.77           24
         1994             279,175    .83          5.63           19
California Opportunity
Year Ended 8/31:
         1998             186,433    .82          5.28           18
         1997             182,279    .82          5.46            4
         1996             177,862    .82          5.47            8
         1995             178,072    .83          5.73           36
         1994             175,325    .87          5.51           24
California Investment Quality
Year Ended 8/31:
         1998             303,108    .80          5.22           21
         1997             297,280    .80          5.44           12
         1996             291,423    .81          5.51           10
         1995             290,426    .81          5.72           14
         1994             287,504    .82          5.53           18
California Select Quality
Year Ended 8/31:
         1998             512,671    .78          5.18           17
         1997             502,648    .78          5.36            5
         1996             490,214    .79          5.38           13
         1995             489,967    .80          5.66           12
         1994             483,986    .81          5.43           15
California Quality Income
Year Ended 8/31:
         1998             503,000    .78          5.12           11
         1997             489,961    .79          5.31            8
         1996             475,498    .79          5.37            6
         1995             471,064    .80          5.63           29
         1994             463,200    .80          5.35           12


N/A      Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders of California Opportunity and $.007 for Common shareholders and $.002 for Preferred shareholders of California Quality Income.

BUILDING A BETTER PORTFOLIO
CAN MAKE YOU A SUCCESSFUL INVESTOR

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse
Growth Fund

GROWTH AND
INCOME
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

TAX-FREE INCOME

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

EXCHANGE-TRADED FUNDS
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUNIPREFERRED(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

MUTUAL FUNDS
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

PRIVATE ASSET MANAGEMENT
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

DEFINED PORTFOLIOS
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

FUND INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended August 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

PHOTO OF: JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

GRAPHIC:
NUVEEN 1898-1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FAN-1-8-98